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                                                                 EXHIBIT 10(b)


                 DISNEY SALARIED SAVINGS AND INVESTMENT PLAN


                  As Amended and Restated (December 1, 2001)

                            Effective January 1, 1997


                                    PREAMBLE

The Disney Salaried Savings and Investment Plan (the "Plan") was originally adopted, effective May 1, 1984, by The Walt Disney Company ("Company") by authorization of the Board of its predecessor, Walt Disney Productions, to provide a retirement savings vehicle for certain salaried employees of the Company and such other participating companies as approved by the Company as described in Section 12.03. The Plan was amended thereafter from time to time.

The Plan, as set forth herein and as amended and restated effective January 1, 1997, is intended to qualify as a profit sharing plan with a cash or deferred arrangement under Sections 401(a) and 401(k) of the Internal Revenue Code ("Code"). Although the Plan is intended to qualify as a profit sharing plan, employer contributions hereunder may be made without regard to profits.

Pursuant to Article 12, the Company shall have the right to amend or terminate the Plan at any time without notice to the Participants or Beneficiaries if the Company so decides in its sole and absolute discretion.

The provisions of this Plan shall apply only to an employee who terminates employment with the employers on or after the Effective Date. A former employee's eligibility for benefits and the amount of benefits, if any, payable to or on behalf of a former employee shall be determined in accordance with the provisions of the Plan in effect on the date his employment terminated. The benefit payable to or on behalf of a Participant included under the Plan in accordance with the following provisions shall not be affected by the terms of any amendment to the Plan adopted after such Participant's employment terminates, unless the amendment expressly provides otherwise.

                                    ARTICLE 1
                                   Definitions

1.01 "Adjustment Factor" means any of the cost of living adjustment factors prescribed by the Secretary of the Treasury under Section 415(d) of the Code applied to such items and in such manner as the Secretary shall provide.

1.02 "Affiliated Employer" means any company not participating in the Plan that is:

      (a) a member of a controlled group of corporations as defined in Section 414(b) of the Code (determined under Code Section 1563(a) without regard to Code Sections 1563(a)(4) and (e)(3)(C)) with the Company; or

      (b)   any trade or  business  under  common  control (as defined in Code
            Section 414(c)) with the Company; or

      (c)   a member  of an  affiliated  service  group  (as  defined  in Code
            Section 414(m)) that includes the Company; or

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      (d)   any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

      Notwithstanding the foregoing, for purposes of Sections 1.29 and 14.06, the definitions in Sections 414(b) and (c) of the Code shall be modified by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code.

1.03 "After-Tax Account" means the account maintained for a Participant to record his after-tax contributions made to the Plan prior to January 1, 1987 and adjustments relating thereto.

1.04 "Aggregate Account" or "Account" means the records, including subaccounts, maintained by the Committee in the manner provided hereunder to determine the interest of each Participant in the assets of the Plan and may refer to any or all of the accounts that a Participant may have under this Plan, namely a Tax-Deferred Account, a Matching Account, a Rollover Account, a Special Account or an After-Tax Account.

1.05 "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all, or a portion, of the benefits payable under the Plan with respect to a Participant.


1.06 "Authorized Leave of Absence" means an absence authorized by an Employer or an Affiliated Employer under its standard personnel practices as applied in a uniform and nondiscriminatory manner to all persons similarly situated, provided that the Employee resumes employment with the Employer or an Affiliated Employer or retires within the period specified in the Authorized Leave of Absence. An Employer or an Affiliated Employer is not required to authorize any absence due to a strike, a walkout or a lockout as an Authorized Leave of Absence. An absence due to service in the Uniformed Services of the United States shall be considered an Authorized Leave of Absence provided that the Employee complies with all of the requirements of federal law in order to be entitled to reemployment and provided further that the Employee returns to employment with an Employer or an Affiliated Employer within the period provided by such law.


1.07 "Beneficiary" means any person, persons or entity named by a Participant by written designation filed with the Committee to receive benefits payable in the event of the Participant's death, provided that if the Participant is married and he designates someone other than his spouse as the Beneficiary, the Participant must file a Spousal Consent with the Committee. If any Participant fails to designate a Beneficiary, or if the Beneficiary designated by a deceased Participant dies before the Participant, then the Beneficiary shall be deemed to be the Participant's surviving spouse or, if none, then the benefits shall be paid in accordance with the following order of priority:

      (a) the Participant's children (equally), or if none (b) the Participant's parents (equally), or if none (c) the Participant's brothers and sisters (equally), or if none (d) the Participant's estate.


1.08 "Board" or "Board of Directors" means the Board of Directors of The Walt Disney Company.


1.09 "Break in Service" means an Eligibility Computation Period during which an Employee is credited with less than 501 Hours of Service. Solely for the purpose of determining if an Employee incurred a Break in Service, Hours

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      of Service shall also include hours granted, on the basis of forty-five
      (45) hours per week, for periods during which an Employee is on an Authorized Leave of Absence.

      If an Employee is absent from work because of such Employee's pregnancy, the birth of a child, placement of an adopted child, or caring for an adopted or natural child following birth or placement, the Employee shall not be treated as having incurred a Break in Service in the Eligibility Computation Period in which the absence begins or, if the Employee would not otherwise have suffered a Break in Service during that Eligibility Computation Period, in the next following Eligibility Computation Period. The Committee may require that an Employee file a written request to receive Hours of Service credit under this paragraph. Unless otherwise determined by the Committee or an Employer's personnel practices, an Employee who is absent from work for the reasons described in this paragraph shall be deemed to have terminated employment for all purposes of this Plan other than the special Break in Service rule in this paragraph.

1.10  "Code" means the Internal Revenue Code of 1986, as amended.

1.11 "Committee" means the Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan.

1.12  "Company" means The Walt Disney Company and its successors.

1.13  "Company Stock" means common stock of the Company.

1.14 "Company Stock Fund" means the Investment Fund established pursuant to Sections 6.01(a) and 6.01(c).


1.15 "Compensation" means an Employee's base pay (excluding overtime, bonuses, relocation reimbursement, stock options, or other extraordinary payments, as determined by the Committee) paid during the calendar year by the Employer in return for the Employee's services. Compensation does not include:


      (a) Employer contributions to any pension plan other than contributions caused by an Employee's salary deferral reduction pursuant to
            Section 401(k) of the Code;

      (b) Employer contributions to this Plan or any other plan of deferred compensation maintained by an Employer other than Tax-Deferred Contributions;

      (c)   Fringe benefits not taxable to the Employee;

      (d) Payments to or on behalf of an individual after he is no longer an Employee;

      (e) Salary deferral reductions pursuant to a cafeteria plan as described in Section 125 of the Code;

      (f)   Imputed life insurance and all other forms of imputed income.

      Compensation shall not, for Plan purposes, exceed the Maximum Compensation Limitation.

1.16 "Covered Employee" means an Employee who receives Compensation in the form of a salary (as distinguished from hourly-paid Employees), whether or not

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      such Employee is exempt for wage-and-hour-law purposes.


      (a) Notwithstanding the above, an Employee as described in any of the following paragraphs shall not be a Covered Employee, except to the extent the Company elects, by written notice, to extend Plan participation to such Employee:


           (i) an Employee who is represented by a union unless the union and the Employer entered into a collective bargaining or other agreement that provides that the individual may participate in the Plan;

          (ii) an Employee who is employed by an Employer pursuant to an oral or written agreement that provides that the individual shall not be eligible to participate in the Plan;

         (iii)    an Employee who is a "Leased Employee";

          (iv) an Employee who is a non-resident alien with no United States source income; and

           (v) an Employee designated by an Employer as employed in a division or group, or at a site that the Employer determined, on a nondiscriminatory basis, shall not be eligible to participate in the Plan.


      (b) For purposes of this definition of "Covered Employee," and notwithstanding any other provisions of the Plan to the contrary, individuals who are not classified by the Company, in its discretion, as employees under Code Section 3121(d) (including but not limited to, individuals classified by the Company as independent contractors and non-employee consultants) and individuals who are classified by the Company, in its discretion, as employees of any entity other than the Company or an Affiliated Employer do not meet the definition of Covered Employee and are ineligible for benefits under the Plan, even if the classification by the Company is determined to be erroneous, or is retroactively revised. In the event the classification of an individual who is excluded from the definition of Covered
            Employee  under  the  preceding   sentence  is  determined  to  be
            erroneous or is retroactively revised, the individual shall nonetheless continue to be excluded from the definition of Covered Employee and shall be ineligible for benefits for all periods prior to the date the Company determines its classification of the individual is erroneous or should be revised. The foregoing sets forth a clarification of the intention of the Company regarding participation in the Plan for any Plan Year, including Plan Years prior to the amendment of this definition of "Covered Employee."


1.17 "Effective Date" means January 1, 1997, the date this amended and restated Plan becomes effective. The Plan was originally effective May 1, 1984.

1.18 "Eligibility Computation Period" means, with respect to an Employee, the applicable of (a) or (b) as follows:

      (a) the 12-consecutive-month period commencing on the Employee's Employment Commencement Date in which he is credited with at least 1,000 Hours of Service; or

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      (b)   the Plan Year:

      In the case of an Employee who is not credited with at least 1,000 Hours of Service in the 12-month period described in Section 1.18(a) above, a Plan Year, commencing with the Plan Year beginning immediately following the Employee's Employment Commencement Date, in which he has been credited with at least 1,000 Hours of Service.

      An Employee's Eligibility Computation Periods are subject to and may be ignored pursuant to the Rule of Parity.


      Notwithstanding the foregoing, individuals who (i) became Employees as a result of the acquisition of Anaheim Property, Inc. (d.b.a.) as Pan Pacific Hotel Anaheim or the entity commonly know as the California Angeles, or (ii) were employees of Carlson Travel dedicated to the Disney account who became Employees as a result of an immediate transfer from Carlson Travel shall be deemed to have completed one Eligibility Computation Period on their Employment Commencement Date, provided that they had completed a least one year of prior service with their relevant employers on such date.


1.19  "Eligible Employee" means a Covered Employee who attained age eighteen
      (18) and completed one Eligibility Computation Period.


1.20 "Employee" means any person receiving Compensation for services rendered to an Employer or an Affiliated Employer, whose Compensation is subject to withholding of United States federal income tax and/or for whom Social Security contributions are made by an Employer, including any Leased Employee but excluding any person who serves solely as a director or independent contractor. In determining whether an individual is an Employee for purposes of the Plan, the individual shall only be classified as an Employee with respect to a period of time only if the Employer treated the individual as a common law employee for payroll tax purposes for such period of time, regardless of any later determination that such individual was or may have been a common law employee during such period. Notwithstanding the foregoing, a Leased Employee, although not treated as a common law employee for payroll tax purposes by an Employer, shall be considered an Employee under the Plan.


      Employee excludes the following:


      (a) an individual who serves solely as a director or independent contractor or an individual whom the Employer regards to be an independent contractor;


      (b) an individual who is not classified as an Employee by an Employer, but who is treated as an Employee by reason of being treated as a "common law" employee of the Employer pursuant to the standards prescribed by Internal Revenue Service Ruling 87-41 or any successor thereto;

      (c) an individual whose basic Compensation for services on behalf of an Employer is not paid directly by an Employer; and

      (d) an individual working for a company providing goods or services (including temporary employee services) to an Employer whom the

            Employer does not regard to be a common law employee of the Employer.

1.21 "Employer" means the Company and any subsidiary or affiliate of the Company that adopts this Plan in accordance with Section 12.03.

1.22 "Employment Commencement Date" means the first date as of which an Employee is credited with an Hour of Service for an Employer or an Affiliated Employer.

1.23 "Enrollment Date" means the first day of the first payroll period after an Employee becomes an Eligible Employee, or the beginning of any payroll period thereafter, as of which the Eligible Employee elects to commence participation in the Plan in accordance with Section 2.02.

1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.25 "Highly Compensated Employee" means for a Plan Year commencing on or after January 1, 1997, any Employee of the Employer or an Affiliated Employer (whether or not eligible for participation in the Plan) who:

      (a) was a 5 percent owner (as defined in Section 414(q)(2) and Section 416(i) of the Code) for such Plan Year or the prior Plan Year, or

      (b) for the preceding Plan Year received Statutory Compensation in excess of $80,000, and was among the highest 20 percent of employees for the preceding Plan Year when ranked by Statutory Compensation paid for that year, excluding, for purposes of determining the number of such employees, such Employees as the Committee may determine on a consistent basis pursuant to
            Section 414(q) of the Code. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for the cost of living in accordance with Section 414(q) of the Code.

      Notwithstanding the foregoing, Employees who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer that constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

      The Employer's top-paid group election as described above shall be used consistently in determining Highly Compensated Employees for determination years of all employee benefit plans of the Employer and Affiliated Employers to which Section 414(q) of the Code applies (other than a multiemployer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements. Notwithstanding the foregoing, the consistency provision in the preceding sentence shall not apply to the Plan Year beginning in 1997 and, for Plan Years beginning in 1998 and 1999, shall apply only with respect to all qualified retirement plans (other than a multiemployer plan) of the Employer and Affiliated Employers. The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

1.26 "Hour of Service" means, with respect to any applicable computation period:

      (a) each hour for which an Employee is paid or is entitled to payment for the performance of duties for an Employer or an Affiliated Employer during the applicable computation period;

      (b) each hour for which an Employee is paid, or is entitled to payment, by an Employer or an Affiliated Employer on account of a period during which no duties are performed (regardless of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, but:


            (i) no more than 501 Hours of Service are to be credited under this subsection (b) to an Employee for any single continuous period during which he performs no duties (whether or not the period occurs in a single computation period);

            (ii) an hour is not credited where an individual directly or indirectly is paid or is entitled to payment because of a period during which no duties are performed if that payment is made or is due under a plan maintained solely for the purpose of complying with applicable workers' compensation or unemployment compensation or disability insurance laws; and

            (iii) Hours of Service will not be credited for a payment that solely reimburses an Employee for medical or medically related expenses incurred. For purposes of his subsection (b), a payment is deemed to be made by or be due from an Employer or an Affiliated Employer regardless of whether it is made by or due from that entity directly or indirectly through a trust fund or insurers (among others) to which that entity contributes or pays premiums and regardless of whether contributions made or due to the trust fund or insurer or other funding vehicle are for the benefit of particular individuals or are on behalf of a group of individuals in the aggregate.


      (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Affiliated Employer. The same Hours of Service must not be credited both under subsection (a) or (b) and also under this subsection (c). Thus, for example, if an Employee receives a back-pay award following a determination that he was paid at an unlawful rate for Hours of Service previously credited, he is not entitled to additional credit for the same Hours of Service. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) is subject to the limitations set forth in that subsection. For example, no more than 501 Hours of Service are required to be credited for payment of back pay, to the extent that the back pay is awarded or agreed to for a period of time during which an Employee did not or would not have performed duties.

      (d) For determining Hours of Service for reasons other than the performance of duties, the special rule provided in 29 C.F.R.
            Section 2530.200b-2(b) is incorporated by reference. That rule provides that Hours of Service are credited on the basis of the number of hours in the Employee's regular work schedule or, in the case of a payment not calculated in units or time, by dividing the payment in question by the Employee's most recent hourly rate of pay.

      (e) For purposes of crediting Hours of Service to computation periods, the special rule provided in 29 C.F.R. Section 2530.200b-2(c) is incorporated by reference. That rule provides that Hours of Service are credited to an Employee in the computation periods covered by the Employee's regular work schedule during the period of nonperformance.

      (f) The determination of Hours of Service must be made from records of hours worked and hours for which payment is made or due.

      (g) For purpose of determining Hours of Service credited each Employee must be credited with at least forty-five (45) Hours of Service for each week for which he would be required to be credited with at least one Hour of Service under subsection (a).

      (h) An Employee who has an Authorized Leave of Absence due to military service shall receive Hours of Service credit in accordance with applicable federal veteran's laws.

1.27 "Income" means the net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund as of any date, assets shall be valued on the basis of their then fair market value.

1.28 "Investment Fund" means the one or more investment funds provided pursuant to Section 6.01(a) hereof.


1.29 "Leased Employee" means any person (other than a person treated as a common law employee of the Employer) who, pursuant to an agreement between the Employer and any other person ("leasing organization"), performed services for the Employer or any related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction of or control by the Employer. In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he performed services as a Leased Employee shall be counted as service as an Employee for all purposes of the Plan, except that he shall not, by reason of that status, become a Participant of the Plan.


1.30 "Matching Account" means the account maintained for a Participant to record Matching Contributions made on his behalf pursuant to Section 3.02 and adjustments relating thereto.

1.31 "Matching Contribution" means the Employer Matching Contribution made to the Plan on behalf of a Participant pursuant to Section 3.02.

1.32 "Maximum Compensation Limitation" means, commencing January 1, 1994, $150,000 per year, adjusted from time to time for the cost of living in accordance with Code Section 401(a)(17)(B). If for any calendar year after 1994, the cost-of-living adjustment described in the following sentence is equal to or greater than $10,000, then the Maximum Compensation Limitation (as previously adjusted hereunder) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such cost-of-living adjustment, rounded to the next-lowest multiple of $10,000. The cost-of-living adjustment shall equal the excess of (i) $150,000 increased by the adjustment made under Section 415(d) of the Code for the calendar year, except that the base period for purposes of Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993, over (ii) the Maximum Compensation Limitation in effect for the Plan Year beginning in the calendar year.

1.33 "Participant" means any individual on whose behalf any Accounts are maintained under the Plan, the balance of which has not been distributed in full to him or his Beneficiary.

1.34 "Plan" means the Disney Salaried Savings and Investment Plan as set forth in this document, and as it may be amended from time to time.

1.35 "Plan Year" means the calendar year, except for the short year from May 1, 1984 through December 31, 1984, which was the first year of the Plan.

1.36 "Qualified Domestic Relations Order" means a domestic relations order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or portion of the benefits payable with respect to a Participant. The order must (a) be a judgment, decree or order (including the approval of a property settlement agreement) that is made pursuant to a state domestic relations law, (b) relate to the provision of child support, alimony payments or marital property rights for the benefit of a spouse, former spouse, child, or other dependent of the Participant, and (c) otherwise meets the requirements of Section 206(d)(3) of ERISA and Section 414(p) of the Code, as determined by the Committee.

1.37 "Reemployment Commencement Date" means the date an Employee first is credited with an Hour of Service following a prior Break in Service.

1.38 "Rollover Account" means the account maintained for a Participant to record his Rollover Contributions to the Trust Fund pursuant to Section
      3.05 and adjustments relating thereto.

1.39 "Rollover Contribution" means a Rollover Contribution made to the Plan by a Participant pursuant to Section 3.05.


1.40 "Rule of Parity" means a rule pursuant to which an Employee who incurs a Break in Service shall have his Eligibility Computation Periods that occur prior to such Break in Service ignored or restored. If an Employee incurs a Break in Service prior to becoming eligible to participate hereunder, his Eligibility Computation Periods prior to such Break in Service shall not be taken into account if the number of consecutive one-year Breaks in Service equals or exceeds the greater of the Employee's Eligibility Computation Periods completed prior to the first such Break in Service or five. Eligibility Computation Periods previously eliminated by a prior application of this paragraph shall not be counted for purposes of the this subsection.


1.41 "Section 402(g) Limit" means $7,000 (subject to adjustment in accordance with Code Section 402(g)(5) each calendar year) for any taxable year of a Participant.

1.42 "Special Account" means the account maintained for a Participant to record Special Contributions made on his behalf pursuant to Section 3.03, and adjustments relating thereto.

1.43 "Special Contribution" means the Employer Special Contribution made to the Plan on behalf of a Participant pursuant to Section 3.03.

1.44 "Spousal Consent" means written consent given by a Participant's spouse to an election made by the Participant of a specified form of benefit or a designation by the Participant of a specified Beneficiary other than the spouse. The specified form or specified beneficiary shall not be changed unless further Spousal Consent is given, unless the Spouse expressly waives the right to consent to any future changes. Spousal Consent shall be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Participant's election. The requirement for Spousal Consent may be waived by the Committee if it is established to its satisfaction that there is no spouse, or that the spouse cannot be located, or because of such other circumstances as may be established by applicable law. Spousal Consent shall be applicable only to the particular spouse who provides such consent.


1.45 "Statutory Compensation" means the wages, salaries, and other amounts paid in respect of an Employee for services actually rendered to an Employer or an Affiliated Employer, including by way of example overtime, bonuses, and commissions, but excluding deferred compensation, stock options, and other distributions that receive special tax benefits under the Code. For purposes of determining Highly Compensated Employees under Section 1.25 and key employees under Article 13, Statutory Compensation shall include amounts contributed by the Employer pursuant to a salary reduction agreement that are not includable in the gross income of the Employee under Section 125, (effective January 1, 2001, 132(f)), 402(e)(3), 402(h), or 403(b) of the Code. For all other purposes, Statutory Compensation also shall include the amounts referred to in the preceding sentence, unless the Committee directs otherwise for a particular Plan Year. Statutory Compensation for a Plan Year shall not exceed the Maximum Compensation Limitation, provided that such Limitation shall not be applied in determining Highly Compensated Employees under Section 1.25.


1.46 "Tax-Deferred Account" means the account maintained for a Participant to record contributions made on his behalf by an Employer pursuant to a Tax-Deferred Contribution agreement described in Section 3.01 and adjustments relating thereto.

1.47 "Tax-Deferred Contributions" means an Employer's contribution made to the Plan on behalf of a Participant pursuant to a Tax-Deferred Contribution agreement described in Section 3.01.

1.48 "Trust Agreement" means the trust agreement or agreements that may be established from time to time hereunder and as the same may from time to time be amended and/or restated.

1.49 "Trust Fund" means all money or other property that is held by the Trustee, pursuant to the terms of the Trust Agreement.

1.50 "Trustee" means the entity or its successor acting as the trustee under the Trust Agreement, or any other trustee or trustees designated in any trust agreement or agreements that may be established to carry out the purposes of this Plan.

1.51 "Valuation Date" means the date as of which the Trustee shall determine the value of the assets in the Trust Fund for purposes of enabling the Committee or its delegate to determine the value of the Aggregate Accounts.

                                    ARTICLE 2
                          Eligibility and Participation

2.01  Eligibility

      Only Eligible Employees may participate in this Plan.

2.02  Participation

      Any individual who was a Participant in the Plan immediately preceding the Effective Date shall be considered a Participant on the Effective Date. Thereafter, an Eligible Employee shall become a Participant as of the first Enrollment Date after he:

      (a)   authorizes  his  Tax-Deferred  Contributions  in  accordance  with
            Section 3.01;
      (b)   names a Beneficiary; and
      (c)   selects investment fund(s) pursuant to Article 6.

      The Company may, in its sole and absolute discretion, waive any or all of the participation requirements set forth above for the Employees of any Employer.

2.03  Reemployment of Former Employees and Former Participants

      Any person employed by an Employer as an Eligible Employee who was previously a Participant shall be immediately eligible to become a Participant in the Plan. Any other person reemployed by an Employer may participate in the Plan on meeting the requirements of Section 2.02.

2.04  Reemployment After Military Leave

       (a) Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified uniformed service duty will be provided in accordance with
            Section 414(u) of the Code. In such a case, without regard to any limitations on contributions set forth, a Participant who is reemployed on or after August 1, 1990 because of a period of service in the Uniformed Services of the United States may elect to contribute to the Plan the Tax-Deferred Contributions that could have been contributed to the Plan in accordance with the provisions of the Plan had he remained continuously employed by the Employer throughout such period of absence ("make-up contributions"). The amount of make-up contributions shall be determined on the basis of the Participant's Compensation in effect immediately prior to the period of absence and the terms of the Plan at such time. Any Tax-Deferred Contributions so determined shall be limited as provided in Articles 3, 4 and 14 with respect to the Plan Year or Years to which such contributions relate rather than to the Plan Year in which payment is made. Any payment to the Plan described in this paragraph shall be made during the applicable repayment period. The repayment period shall equal three times the period of absence, but not longer than five years, and shall begin on the latest of:
            (i) the Participant's date of reemployment, (ii) October 13, 1996, or (iii) the date the Employer notifies the Employee of his rights under this Section. Earnings (or losses) on make-up contributions shall be credited commencing with the date the make-up contribution is made in accordance with the provisions of Article 6.

       (b) With respect to a Participant who makes the election described in paragraph (a) above, the Employer shall make Matching Contributions and, if applicable, Special Contributions on the make-up contributions in the amount described in Articles 3, 4, and 14, respectively, as in effect for the Plan Year to which such make-up contributions relate. Employer Matching Contributions and if applicable, Special Contributions under this paragraph shall be made during the period described in paragraph (a) above. Earnings (or losses) on Matching
            Contributions and Special Contributions shall be credited commencing with the date the contributions are made in accordance with the provisions of Article 6. Any limitations on Matching Contributions described in Articles 3, 4, and 14 shall be applied with respect to the Plan Year or Years to which such contributions relate rather than to the Plan Year or Years in which payment is made.

       (c) All contributions under this Section are considered "annual additions," as defined in Section 415(c)(2) of the Code, and shall be limited in accordance with the provisions thereof with respect to the Plan Year or Years to which such contributions relate rather than to the Plan Year in which payment is made.

2.05  Transferred Participants

      If a Participant remains in the employ of an Employer or an Affiliated Employer but ceases to be an Eligible Employee, his participation under the Plan shall be suspended, provided, however, that during the period of his employment in such ineligible position:

      (a)   he  shall   cease  to  have  any   right  to  elect   Tax-Deferred
            Contributions or make Rollover Contributions;

      (b) he shall not receive allocations of Matching Contributions or Special Contributions;

      (c) he shall continue to participate in income allocations pursuant to Section 4.02(a); and

      (d)   the provisions of Articles 6 and 8 shall continue to apply.

      If an Employee again becomes an Eligible Employee, his rights and privileges as an Eligible Employee under this Plan shall be restored.

2.06  Termination of Employment and Termination of Participation

      Under this Plan, termination of employment occurs on the date an Employee is no longer employed with an Employer or an Affiliated Employer. An Eligible Employee's participation in the Plan shall terminate on the date he terminates employment, unless the Participant is entitled to benefits under the Plan, in which event his participation shall terminate when those benefits are distributed to him.

                                    ARTICLE 3
                                  Contributions

3.01  Tax-Deferred Contributions

      (a) A Tax-Deferred Contribution represents an agreement by an Eligible Employee with his Employer to accept a reduction in Compensation in consideration of a contribution to the Plan by the Employer on the Participant's behalf in the same amount.


      (b) In accordance with rules that the Committee shall prescribe from time to time, an Eligible Employee may elect to enter into an agreement with his Employer as described in Section 3.01(a) by indicating the amount of Tax-Deferred Contributions he wishes to be contributed by his Employer. Tax-Deferred Contributions may be any whole percentage of a Participant's Compensation between one (1) percent and ten (10) percent (effective January 1, 1998, such limit shall be raised to fifteen (15) percent), but may not exceed the Section 402(g) Limit in any Plan Year. Tax-Deferred Contributions shall be made by regular payroll deduction, except that a Participant subject to the Section 402(g) Limit may ask the Committee to calculate his Tax-Deferred Contributions in such a manner that his regular payroll reductions result in the maximum Matching Contribution. Tax-Deferred Contribution elections are effective following the Participant's Enrollment Date or as soon as administratively feasible thereafter.

      (c) An election of Tax-Deferred Contributions shall remain in force until changed in the form and manner specified by the Committee. A Participant may elect to cease contributions at any time. Elections to increase, decrease or cease Tax-Deferred Contributions are effective as of the pay period following receipt by the Committee. A Participant may not change his election with respect to Tax-Deferred Contributions already made by payroll deduction. Notwithstanding the foregoing, if a
            Participant is reclassified or transferred to an employment category not included among Eligible Employees, deferrals shall cease as of the first payroll period in which the reclassification or transfer is effective.

      (d) Tax-Deferred Contributions shall be transmitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but no later than the fifteenth business day of the month following the payroll month in which the Tax-Deferred Contribution was deducted from the Participant's Compensation.

      (e)   All Tax-Deferred Contributions are subject to the limitations of
            Article 14 and the further limitations of this Article.

3.02  Matching Contributions

      (a) Each Employer will contribute, with respect to Participants employed by it, a Matching Contribution equal to 50% of the amounts elected as Tax-Deferred Contributions, but in no event shall Matching Contributions for any Plan Year for any Participant exceed 2% of the Participant's Compensation for the Plan Year. Notwithstanding the foregoing, Matching Contributions of the Employers are discretionary and are not required.

      (b) All Matching Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax returns of the Employers, including any extensions granted for the filing of such tax returns.

      (c) All Matching Contributions are subject to the limitations of Article 14 and the further limitations of this Article.

3.03  Special Contributions

      (a) Special Contributions are not required and are made at each Employer's discretion.

      (b) Special Contributions may be made to correct an Average Deferral Percentage test failure under Section 14.02, or to correct an Average Contribution test failure under Section 14.03, or to eliminate discrimination under any tax-qualified Plan of the Employers under Section 401(a)(4) or 410(b) of the Code, or as a result of the reallocation of excess annual additions under Section 14.06.

      (c) Special Contributions are made on behalf of Participants who are not Highly Compensated Employees and who are actively employed by the Employer on the last day of the pay period for which a Special Contribution is made.

      (d) All Special Contributions shall be paid to the Trustee no later than the time prescribed by law for filing the federal income tax returns of the Employers, including any extensions granted for the filing of such tax returns.

      (e) All Special Contributions are subject to the limitations of Article 14 and the further limitations of this Article.

3.04  Deductibility Limitations and Form of Contribution

      (a) In no event shall the aggregate Tax-Deferred, Matching and Special Contributions of the Employers exceed the amount deductible by the Employers for such Plan Year for income tax purposes as a contribution to the Trust under the applicable provisions of the Code. All Participant Tax-Deferred Contribution elections, Matching Contributions and Special Contributions are specifically conditioned on such deductibility.

      (b) All contributions of the Employers shall be in cash, except that Matching Contributions and Special Contributions may be made in the form of Company Stock.

3.05  Rollover Contributions

      (a) Subject to Committee procedures, a Covered Employee, regardless of whether he is an Eligible Employee, may "roll over" in cash to the Trust Fund a distribution or direct rollover that is from (a) another plan that meets the requirements of Section 401(a) of the Code (the "Other Plan"), or (b) an individual retirement account that satisfies the requirements for a "Conduit IRA" under Section 408 of the Code and to which the Covered Employee previously deposited a distribution received from the Other Plan.

      (b) The procedures approved by the Committee shall include rules providing that such rollover may be made only if the rollover occurs on or before the 60th day following the Covered Employee's receipt of the distribution from the Other Plan or the Conduit IRA. However, such requirement shall not apply with respect to a direct rollover from the Other Plan or Conduit IRA.

      (c) The Committee shall develop such other procedures and may require such information from a Covered Employee desiring to make a rollover as it deems necessary or desirable to determine that the proposed rollover will meet the requirements of this Section and that the amount rolled over qualifies for rollover treatment pursuant to applicable provisions of the Code.

3.06  After Tax-Contributions

      Effective January 1, 1987, voluntary after-tax contributions are not permitted under this Plan. Voluntary after-tax contributions made by a Participant prior to January 1, 1987 are maintained in his After-Tax Account, which is 100% vested and nonforfeitable at all times.

                                    ARTICLE 4
                      Allocations to Participants' Accounts

4.01  Individual Accounts

      The Committee shall create and maintain adequate records to disclose the interest in the Trust Fund of each Participant and Beneficiary. Such records shall be in the form of individual accounts and credits and charges shall be made to such accounts in the manner herein described. When appropriate, a Participant shall have any or all of the following separate accounts: a Tax-Deferred Account, a Matching Account, a Special

      Account, a Rollover Account and an After-Tax Account. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each account shall not be required. Distributions and withdrawals made from an account shall be charged to the account as of the date paid.

4.02  Account Allocations

      The Accounts of Participants and Beneficiaries shall be adjusted in accordance with the following:

      (a) Income: As of each Valuation Date, each Investment Fund shall be revalued separately. Based on such revaluation of the Investment Funds, each Account shall be revalued as of the applicable Valuation Date to reflect its proportionate share of investment experience since the immediately preceding Valuation Date.

      (b) Tax-Deferred Contributions: As of each Valuation Date, the Tax-Deferred Contributions received by the Trust Fund since the immediately preceding Valuation Date shall be allocated to the Tax-Deferred Accounts of the Participants on whose behalf such contributions were made.

      (c) Matching Contributions: As of each Valuation Date, the Matching Contributions received by the Trust Fund since the immediately preceding Valuation Date shall be allocated to the Matching Account of the Participants on whose behalf such contributions were made.

      (d) Special Contributions: As of each Valuation Date, Special Contributions received by the Trust Fund since the immediately preceding Valuation Date shall be allocated to the Special Accounts of Participants who are not Highly Compensated Employees and who were actively employed on the last day of the pay period for which the Special Contribution was made. The allocation for each Participant eligible to receive a share of the allocation shall be equal to the total amount of the Special Contribution divided by the total number of Participants eligible to receive an allocation of Special Contributions. Therefore, each eligible Participant shall receive the same dollar amount of allocation of Special Contributions as each other eligible Participant.

      (e) Rollover Contributions: As of each Valuation Date, the Rollover Contributions received by the Trust Fund since the immediately preceding Valuation Date on behalf of a Participant shall be allocated to such Participant's Rollover Account.

4.03  Limitation on Allocations

      Notwithstanding any of the foregoing, the amount of contributions that may be allocated to a Participant's Aggregate Account for a Plan Year shall be subject to the limitations under Sections 401(k), 401(m) and 415 of the Code as set forth in Article 14.

4.04  No Guarantee

      The Employers, the Committee, and the Trustee do not guarantee the Participants or their Beneficiaries against loss or depreciation or fluctuation of the value of the assets of the Trust Fund.

4.05  Annual Statement of Accounts

      The Committee will furnish each Participant and each Beneficiary of a deceased Participant, at least annually, a statement showing the value of his Aggregate Account at the end of the Plan Year, and the allocations to and distributions from his Accounts during the Plan Year. No statement will be provided to a Participant or Beneficiary after the Participant's entire vested and nonforfeitable interest in his Accounts is distributed.

                                    ARTICLE 5
                                     Vesting

5.01  Nonforfeitability

      Except as provided in Sections 1.41 and 11.07 and Article 14, the interest of each Participant in his Aggregate Account shall be 100% vested and nonforfeitable at all times.

5.02  Suspension of Benefits

      The nonforfeitable Aggregate Account of a Participant who terminates employment is not forfeited if he later has a Reemployment Commencement Date. Payments to the Employee may be suspended, however, until his later termination of employment. If the Employee is not an Eligible Employee on his Reemployment Commencement Date, the provisions of Section 2.05 shall apply. To the extent required by law, the notice of suspension of benefits described in Department of Labor Regulation Section 2530.203-3(b)(4) shall be provided.

                                    ARTICLE 6
               Investment Elections and Voting of Company Stock

6.01  Investment Options

      (a) The Committee shall have the authority to direct the Trustee to maintain the assets of the Trust Fund in multiple Investment Funds so as to provide alternative investment vehicles for the assets of the Plan. The Committee, in its sole discretion, shall have the authority to add, limit, or eliminate the availability of any Investment Fund established pursuant to this Article 6. Subject to the provisions of Section 6.01(e), the Committee shall adopt such rules and procedures as it deems advisable with respect to all matters relating to the selection and use of the Investment Funds, provided that all Participants are treated uniformly. If there is an inconsistency between such rules and the provisions of Section 6.01, the Committee's rules and procedures shall govern.


      (b) Except to the extent that a Participant's loan is considered a separate investment pursuant to Section 7.01, each Participant shall designate, in any proportion, the Investment Fund(s) under which his Tax-Deferred, After-Tax, and Rollover Contributions are to be invested. Such designation shall be in the form and manner prescribed by the Committee. All Matching Contributions and Special Contributions shall be invested in the Company Stock Fund. Notwithstanding the foregoing, effective December 10, 2001 a Participant who has attained age 55 may, by submitting a notification to the Committee in such manner and form, and at such time, as the Committee shall prescribe, direct that all or a part of the value of his Matching Account and/or Special Account attributable to the Company Stock Fund be liquidated and transferred to any of the other available Investment Funds.

      (c) Investments in the Company Stock Fund shall consist primarily of shares of Company Stock. Effective December 10, 2001 this Investment Fund shall be an "employee stock ownership plan"

            (herein  after  referred  to as  "ESOP")  within  the  meaning  of
            Section 4975(e)(7) of the Code. To satisfy daily Participant requests for transfers and payments, the Company Stock Fund also shall include cash or short-term liquid investments in accordance with this paragraph. The Company shall, after consultation with the Trustee, establish and communicate to the Trustee in writing a target liquidity percentage and drift allowance for such short-term liquid investments. The Trustee is responsible for ensuring that the actual cash held in the Company Stock Fund falls within the agreed on range over time. Each Participant's proportional interest in the Company Stock Fund shall be measured in units of participation rather than in shares of Company Stock. Such units shall represent a proportionate interest in all of the assets of the Company Stock Fund, which include shares of Company Stock, short-term investments and, at times, receivables for dividends and/or Company Stock sold and payables for Company Stock purchased. A Net Asset Value ("NAV") per unit will be determined as of each Valuation Date for each unit outstanding of the Company Stock Fund. The NAV shall be adjusted by gains or losses realized on sales of Company Stock, appreciation or depreciation in the market price of those shares owned, interest on the short-term investments held by the Company Stock Fund, expenses that pursuant to the Company's direction the Trustee accrues from the Company Stock Fund, and commissions on purchases and sales of Company Stock. Dividends received by the Company Stock Fund are reinvested in additional shares of Company Stock (to the extent it is unnecessary to retain such dividends as cash to maintain the target liquidity percentage) and Participants will receive additional units. Any and all rights to sell Company Stock shall be administered in accordance with the Company's insider trading policy.

            Notwithstanding the foregoing, effective October 1, 2002, except as otherwise provided by the subsequent provisions of this Section 6.01(c), dividends received by this Investment Fund shall be reinvested in additional shares of Company Stock (to the extent it is unnecessary to retain such dividends as cash to maintain the target liquidity percentage), and Participants shall be credited with additional units of participation. Each Participant shall be entitled to elect, at such time and such manner as the Committee shall prescribe, to receive a distribution from the Plan of an amount in cash equal to the Participant's proportional interest in the dividends paid to the ESOP with respect to Company Stock on or after October 1, 2002; provided that a Participant may make such an election with respect to the dividends paid to the ESOP on any given date only if the value of the Participants proportional interest in the dividends paid on such date exceeds $10.


      (d) A Participant may (i) change his election of Investment Funds with respect to his future contributions, or (ii) redesignate the proportions and/or the Investment Funds in which amounts already allocated to his Tax-Deferred, After-Tax and Rollover Accounts shall be invested. Elections made under this Section 6.01(d) shall be in the form and manner prescribed by the Committee.

      (e) If a Participant dies, his Beneficiary has the same investment election rights as the Participant had prior to his death, until the Participant's Aggregate Account is distributed to the Beneficiary.

      (f) The Plan is intended to constitute a plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations,
            Section 2550.404c-1. As such, the Plan's fiduciaries may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant or a Beneficiary.

      (g) Each Participant is solely responsible for the selection of his investment options. The Trustee, the Committee, the Employers, and the officers, supervisors and other employees of the Employers are not empowered to advise a Participant as to the manner in which his accounts shall be invested. The fact that an Investment Fund is available to Participants for investment under the Plan shall not be construed as a recommendation for investment in that particular Investment Fund.

6.02  Voting of Company Stock

      (a)   Voting

            (i) Shares Credited to Participants' Accounts. Each Participant with an interest in the Company Stock Fund shall have the right to direct the Trustee as to the manner in which the Trustee is to vote (including not to vote) that number of shares of Company Stock reflecting such Participant's proportional interest in the Company Stock Fund. Directions from a Participant to the Trustee concerning the voting of Company Stock shall be communicated in writing, or by mailgram or similar means. These directions shall be held in confidence by the Trustee and shall not be divulged to the Company, or any officer or employee thereof, or any other person. On its receipt of the directions, the Trustee shall vote the shares of Company Stock reflecting the Participant's proportional interest in the Company Stock Fund as directed by the Participant. The Trustee shall vote shares of the Company Stock reflecting the Participant's proportional interest for which it received no direction from the Participant in the same proportion one each issue as it votes those shares credited to Participants' Accounts for which it received voting directions from Participants.

            (ii) Shares Not Credited to Participants' Account. The Trustee shall vote the number of shares of Company Stock not credited to Participants' Accounts in the same proportion on each issue as it votes those shares credited to Participants' Accounts for which it received voting directions from Participants.

      (b)   Tender Offers

            (i) Shares Credited to Participants' Accounts. Each Participant shall have the right to direct the Trustee to tender or not to tender some or all of the shares of
                  Company Stock reflecting such Participant's proportional interest in the Company Stock Fund. Directions from a Participant to the Trustee concerning the tender of Company Stock shall be communicated in writing, or by mailgram or such similar means. These directions shall be held in confidence by the Trustee and shall not be divulged to the Company, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustee's services hereunder. The Trustee shall tender or not tender shares of Company Stock as directed by the Participant. The Trustee shall not tender shares of Company Stock reflecting a Participant's proportional interest in the Company Stock Fund for which it received no direction from the Participant.

            (ii) Shares Not Credited to Participants' Accounts. The Trustee shall tender the number of shares of Company Stock not credited to Participants' Accounts in the same proportion as the total number of shares of Company Stock credited to Participants' Accounts for which it received instructions from Participants.

           (iii) Withdrawal of Tender. A Participant who has directed the Trustee to tender some or all of the shares of Company Stock reflecting the Participant's proportional interest in the Company Stock Fund may, at any time prior to the tender offer withdrawal deadline, direct the Trustee to withdraw some or all of the tendered shares reflecting the Participant's proportional interest, and the Trustee shall withdraw the directed number of shares from the tender offer prior to the tender offer withdrawal deadline. Prior to the withdrawal deadline, if any shares of Company Stock not credited to Participants' Accounts have been tendered, the Trustee shall redetermine the number of shares of Company Stock that would be tendered under Section 6.02(b)(ii) if the date of the foregoing withdrawal were the date of determination, and withdraw from the tender offer the number of shares of Company Stock not credited to Participants' Accounts necessary to reduce the amount of tendered Company Stock not credited to Participants' Accounts to the amount so redetermined. A Participant shall not be limited as to the number of directions to tender or withdraw that the Participant may give to the Trustee.

            (iv) A direction by a Participant to the Trustee to tender shares of Company Stock reflecting the Participant's proportional interest in the Stock Fund shall not be considered a written election under the Plan by the Participant to withdraw, or have distributed, any or all of his withdrawable shares. The Trustee shall credit to each proportional interest of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of Company Stock tendered from the interest.

      (c) Whenever Participants' right to vote or a similar right (such as tender right) is at hand, the Committee must see that the Participants receive all notices, prospectuses, financial statements, proxies, and proxy solicitation materials relating to shares of Company Stock held for their Aggregate Accounts.

                                    ARTICLE 7
                                Participant Loans

7.01  Loans to Active Participants


      The Committee shall direct the Trustee to loan a Participant or Alternate Payee who is actively employed by an Employer an amount from his Tax-Deferred, After-Tax, Matching, Special and Rollover Accounts in accordance with the rules of this Section and the Plan's loan rules, which shall be considered to be a part of the Plan.


      (a) A Participant or Alternate Payee may have only one outstanding loan at a time.

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      (b)   A Participant's  or Alternate  Payee's loan shall not be less than
            $1,000 and shall not exceed the lesser of (i) $50,000, reduced to the extent of the Participant's or Alternate Payee's highest outstanding loan balance during the immediately prior 12-month period (ending the day before the new loan is granted) or (ii) 50% of the total dollar value of the Participant's or Alternate Payee's Tax-Deferred, After-Tax, Matching, Special and Rollover Accounts as of the date the loan is made.


      (c) All loans to Participants made prior to January 1, 2002 require Spousal Consent. From and after January 1, 2002, Spousal Consent for a loan will not be required.


      (d) All loans shall be subject to the approval of the Committee and to such rules or regulations as the Committee shall adopt.

      (e) An application for a loan by a Participant or Alternate Payee shall be made in accordance with the administrative procedures set forth by the Committee.


      (f) Each loan shall be made at a reasonable rate of interest determined in accordance with the Plan's loan rules. The interest rate so determined with respect to a particular loan shall be fixed for the duration of such loan. Each loan shall be secured by the balance remaining in the borrower's Aggregate Account or by such other security as the Committee may deem to be adequate.


      (g) Each loan shall be treated as a separate investment of the funds credited to a Participant's or Alternate Payee's Tax-Deferred, After-Tax, Matching, Special or Rollover Account.

      (h) Loan proceeds shall be taken first from the Participant's or Alternate Payee's Rollover Account, if any, then his Tax-Deferred Account, After-Tax, then his Matching Account, and finally, his Special Account, if any. Effective for loans funded on or after September 28, 1998, loan proceeds shall be withdrawn from the Participant's or Alternate Payee's Aggregate Accounts in the following order:

            (i)   first, the Rollover Account;

            (ii)  second, the Matching Account;

            (iii) third, that portion of his Tax-Deferred Account attributable to Tax-Deferred contributions in excess of four (4) percent of the Participant's Compensation;


            (iv) fourth, that portion of the Tax-Deferred Account attributable to the first four (4) percent of the Participant's Tax-Deferred Contributions; and

            (v)   lastly, the After-Tax Account.


      (i) In accordance with Code Section 72(p)(3), the Committee shall notify the borrower that no interest deduction can be claimed with respect to any loan secured by the borrower's Tax-Deferred Account.

      (j) Loan documentation will be processed within the time periods established by the Committee in its administrative procedures.

7.02  Repayment of Loans


      (a) The period of repayment for any loan shall be arrived at by agreement between the Committee and the borrower, but all loans shall become due and payable on termination of employment. The repayment period shall be in full year increments and shall not exceed four (4) years, except that a 10-year repayment period may apply to any loan used for the purpose of purchasing a home that is the Participant's or Alternate Payee's principal residence.


      (b) Loans may be repaid in full at any time. Partial prepayment is not allowed.

      (c) On the Participant's or Alternate Payee's termination of employment, the full amount of the loan becomes due and payable, regardless of whether a distribution is made pursuant to Section 8.03 at that time.

      (d) Repayment of loans shall be by regular payroll deduction only, and all loans shall be contingent on the borrower's payroll deduction authorization. Loan payments shall be transmitted to the Trustee in accordance with the Committee's usual administrative practice.

      (e) Loan defaults shall be treated as taxable distributions pursuant to Code requirements, but may not be applied to the borrower's collateral in his Tax-Deferred, Matching, or Special Account until such time as a distribution from such accounts could otherwise be made under the Plan.

      (f) Notwithstanding the foregoing, in the event a Participant enters the uniformed services of the United States and retains reemployment rights under the law, loan repayments shall be suspended (and interest shall cease to accrue) during the period of leave, and the period of repayment shall be extended by the number of months of the period of service in the uniformed services; provided, however, if the Participant incurs a termination of employment and requests a distribution pursuant to
            Article 8, the loan shall be canceled, and the outstanding loan balance shall be distributed pursuant to Article 8.

                                    ARTICLE 8
               Distributions to Participants and Beneficiaries

8.01  Withdrawals from After-Tax Account

      A Participant may elect to withdraw amounts credited to his After-Tax Account. Such an election may be made only twice in each Plan Year and the minimum withdrawal amount is $500 or, if less, the total value of a Participant's After-Tax Account. Elections under this Section 8.01 shall be on forms approved by the Committee for that purpose.

8.02  Hardship Withdrawals


      (a) A Participant who has not terminated employment may request a distribution in the event the Participant has a hardship as defined in subsections (b) and (c). Hardship withdrawals are limited to the excess of the total amount of the Participant's Rollover Account, the total amount of the Participant's Matching Account, the value of the Participant's Tax Deferred Account as of December 31, 1988, plus the principal of the Participant's Tax-Deferred Contributions made from and after January 1, 1989 over any outstanding loan the Participant may have and the sum of any prior hardship withdrawal.

      (b) A distribution will be on account of hardship only if the distribution is necessary to satisfy an immediate and heavy financial need of the Participant. For purposes of this Plan, a distribution is made on account of an immediate and heavy financial need of the Participant only if the distribution is for
            (i) the payment of medical expenses described in Section 213(d) of the Code incurred or to be incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 1520 of the Code), (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) the payment of tuition, related educational fees, room and board for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, children, or dependents, (iv) the prevention of the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, or (v) the payment of funeral expenses for the Participant's spouse, child, parent, mother-in-law, father-in-law, or any dependent as provided in regulations prescribed by the Secretary of the Treasury for exemption purposes.


      (c) A distribution will be considered necessary to satisfy an immediate and heavy financial need of the Participant only if all three (3) of the following requirements are satisfied: (i) the distribution is not in excess of the amount required to relieve the immediate and heavy financial need of the Participant (taking into account the taxable nature of the distribution); (ii) the Participant represents in writing, on forms provided by the Committee, that the need cannot be relieved through reimbursement or compensation by insurance or otherwise, by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need, by cessation of Tax-Deferred Contributions under the Plan, or by withdrawals, distributions (other than hardship distributions) or nontaxable loans (at the time of the loan) from this Plan or plans maintained by any Employer or any Affiliated Employer or any other entity by which the Participant is employed, or by borrowing from commercial sources on reasonable commercial terms; and (iii) the Committee determines that it can reasonably rely on the Participant's written representation.

      (d) Distributions pursuant to this Section will be made as soon as practicable following the Committee's approval of the Participant's written request for withdrawal and will be made in the form of a single lump sum payment. The Committee may request any documentation it may require from a Participant to make a determination that the Participant is eligible for a hardship withdrawal hereunder.

      (e) On making a hardship withdrawal, a Participant's Tax-Deferred Contributions will be suspended for 12 months following the hardship distribution and may only be resumed on the Participant's submission of an election to resume contributions on a form approved by the Committee. A Participant's
            Tax-Deferred Contributions, if any, for the Plan Year following the hardship withdrawal may not exceed the Section 402(g) Limit minus the amount of Tax-Deferred Contributions he made in the Plan Year of hardship withdrawal.


      (f) All hardship withdrawal elections must be made on forms approved by the Committee for that purpose and prior to January 1, 2002 shall require Spousal Consent.


8.03  Distributions on Account of Termination of Employment

      (a) Except as set forth in Section 8.03(c) below, distribution of a Participant's Aggregate Account shall commence as soon as practicable after the Participant's termination of employment. A Participant's distributable Aggregate Account is based on the value of that Account as of the Valuation Date the Aggregate Account is to be distributed, except that there will be added to the value of the Participant's Aggregate Account the fair market value of any amounts allocated to his Aggregate Account under
            Article 4 after that Valuation Date. If a loan is outstanding from the Trust Fund to the Participant on the date of distribution, the amount distributed will be reduced by the outstanding loan balance. The distribution will be paid to the Participant's Beneficiary in the event the Participant's termination of employment is caused by his death. In all other cases, payment will be made to the Participant.

      (b) Distributions will be in the form of a lump sum cash payment, except that any portion of a Participant's Aggregate Account that is invested in The Walt Disney Company Common Stock Fund will be distributed in shares of Company Stock, plus cash for any fractional shares. Notwithstanding the foregoing, the recipient may elect that the entire distribution be made in cash.


      (c) If the Participant's termination of employment is due to reasons other than death and if the amount of a Participant's Aggregate Account exceeds $3,500 (effective January 1, 1998, $5,000) the Committee will not automatically distribute the Participant's Aggregate Account prior to the Participant's attainment of age
            65. In lieu of payment at age 65, the Participant may elect at any time between termination of employment and age 65 an immediate lump sum distribution, payable as soon as practical after receipt of the Participant's election under this Section 8.04(c) at any time between termination of employment and age
            65. All elections made pursuant to this Section shall be in the manner approved by the Committee and prior to January 1, 2002 shall be subject to Spousal Consent.


      (d) If a Participant dies prior to receiving the lump sum distribution of his Aggregate Account under this Section, the distribution shall be paid to the Participant's Beneficiary as soon as practical after the Participant's death.

      (e) It is possible for a Participant or Beneficiary to receive a distribution under this Section before all Matching and Special Contributions on behalf of the Participant are made to the Trust Fund. In such case, such additional amounts shall be paid to the Participant or Beneficiary as soon as practical after the Trust Fund's receipt thereof.

      (f) As provided in Section 5.02, if a Participant who terminated employment again becomes an Employee before receiving a distribution of his Aggregate Account, no distribution from the Trust Fund will be made while he is an Employee, and amounts distributable to him on account of his prior termination will be held in the Trust Fund until he is again entitled to a distribution under the Plan.

      (g) Effective January 1, 1998, notwithstanding any provision of the Plan to the contrary, a lump sum payment shall be made in lieu of all vested benefits if the value of the vested portion of the Participant's Aggregate Accounts as of his termination of employment amounts to $5,000 or less [$3,500 or less if the date of termination is prior to January 1, 1998].

8.04  Restrictions and Requirements on Distributions

      (a) Except for distributions permitted under this Article 8 with respect to Participants who suffer a hardship, a Participant's interest in the Plan will not be distributed before the Participant's termination of employment or death unless: (i) the Plan is terminated without the establishment or maintenance by the Employers of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7)) of the Code; (ii) an Employer that is a corporation disposes of all or substantially all of the assets used by the Employer in a trade or business to a person other than an Employer or an Affiliated Employer but only if the Participant continues employment with the acquiring employer; or (iii) an Employer that is a corporation disposes of its interest in a subsidiary to a person other than an Employer or an Affiliated Employer but only if the Participant continues employment with the subsidiary. An event will not be treated as described in (ii) or (iii) above unless the Employer continues to maintain the Plan after the disposition.


      (b) An event described in Section 8.04(a) that otherwise would permit distribution of a Participant's interest in the Plan will not be treated as described in Section 8.04(a) unless the Participant receives a lump sum distribution by reason of the event. A lump sum distribution for this purpose will be a distribution described in
            Section 402(e)(4)(D) of the Code.

      (c) The provisions of this Section 8.04(c) will apply to restrict the Committee's ability to delay the commencement of distributions. Except as otherwise provided in this Article 8, distribution of the Participant's interest in his Aggregate Account shall begin no later than the 60th day after the close of the Plan Year in which occurs the latest of:


            (i)   The Participant's 65th birthday;
            (ii) The tenth anniversary of the date on which he became a Participant; or
            (iii) The  date  he   terminates   service  with  an  Employer  or
                  Affiliated Employer.

      (d) The following provisions will apply to limit a Participant's ability to delay the distribution of benefits.

             (i) Notwithstanding any provision of the Plan to the contrary, if a Participant is a five (5) percent owner (as defined in
                   Section   416(i)  of  the   Code),   distribution   of  the

                   Participant's entire Aggregate Account shall begin no later than the April 1 following the calendar year in
                   which  he  attains   age  70 1/2. No  minimum   distribution
                   payments   will  be  made  to  a   Participant   under  the
                   provisions  of  Section 401(a)(9)  of the  Code on or after
                   January 1, 1997 if the Participant is not a five (5) percent owner as defined above.


                  However, if a Participant who is not a five (5) percent owner (as defined in Section 416(i) of the Code) remains in service after the April 1 following the calendar year in which he attains age 70 1/2, he may make a one-time election to have the provisions of paragraph (ii) apply as if the Participant was a five (5) percent owner. Such election shall be made in accordance with such administrative procedures as the Committee shall prescribe.

            (ii) In the event a Participant is required to begin receiving payments while in service under the provisions of paragraph
                  (i) above, the Participant shall receive payments, as follows:
                  (A) one lump sum payment on or before the Participant's required beginning date equal to his entire Aggregate Account balance, and (B) annual lump sum payments thereafter of amounts accrued during each calendar year.


      (e) In the event that any payments under this Plan are to be made to someone other than the Participant or jointly to the Participant and his spouse or other payee, such payments must conform to the "incidental benefit" rules of Code Section 401(a)(9)(G) and Treasury Regulation Section 1.401(a)(9)-2.

      (f) On the death of a Participant, the following distribution provisions will apply to limit the Beneficiary's ability to delay distributions. If the Participant dies after distribution of his benefit has begun, the remaining portion of his benefit, if any, will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death; but if he dies before distribution of his benefit commences, his entire benefit will be distributed as soon as practical after his death but no later than five (5) years after his death.

      (g) Distributions under the Plan to Participants or Beneficiaries will be made in accordance with Treasury Regulations issued under Code
            Section 401(a)(9).

      (h) The Committee or its delegate shall provide recipients of a benefit hereunder with appropriate claim forms, election forms, withholding forms and an officially approved notice supplied by the Secretary of the Treasury that specifies certain information regarding the federal income tax treatment of Plan benefits paid in the form of a lump sum.

8.05  Method of Payment for Eligible Rollover Distributions

      (a) Notwithstanding any provision of the Plan to the contrary, effective January 1, 1993, if a Distributee is entitled to receive an Eligible Rollover Distribution that exceeds $200, the Distributee may elect, at the time and in the manner prescribed by Committee and in accordance with this Section 8.05, to have his Eligible Rollover Distribution paid in accordance with one of the following methods:

            (i) all of the Eligible Rollover distribution shall be paid directly to the Distributee;

            (ii)  all of the Eligible Rollover  Distribution  shall be paid as
                  a  Direct   Rollover  to  the   Eligible   Retirement   Plan
                  designated by the Distributee; or

            (iii) the portion of the Eligible Rollover as designated by the
                  Participant, which portion shall be at least $500 or such lesser amount as the Committee shall determine, shall be paid as a Direct Rollover to the Eligible Retirement Plan designated by the Distributee and the balance of the Eligible Rollover Distribution shall be paid directly to the Distributee.

      (b) No less than thirty (30) days and no more than ninety (90) days prior to the Distributee's payment date, the Committee shall provide the Distributee with an election form and a notice that satisfies the requirements of Section 1.411(a)-11(c) of the Income Tax Regulations and Section 402(f) of the Code.

      (c) Notwithstanding the provisions of Section 8.05(b) above, distributions paid in accordance with Section 8.05(a) may commence less than 30 days after the material described in Section 8.05(b) is given to the Distributee provided that:

            (i) If the Distributee is the Participant, the value of the Participant's Aggregate Account does not exceed $3,500 (effective for plan years on or after January 1, 1998, $5,000);

            (ii) The Distributee is notified that he has the right to a period of at least thirty (30) days after receipt of the material to decide whether or not to elect a distribution; and

            (iii) After receipt of such notification, the Distributee
                  affirmatively elects to receive a distribution.

      (d)   The following definitions apply to the terms used in this Section
            8.05:

            (i) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                  (A) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more;

                  (B) Any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;

                  (C) The portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

                  (D) Any other type of distribution that the Internal Revenue Service announces (pursuant to regulation, notice or otherwise) is not an Eligible Rollover Distribution pursuant to Section 402(c) of the Code;

                  (E) Effective January 1, 1999, any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV).

            (ii) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

            (iii) "Distributee" includes an Employee, former Employee, Alternate
                  Payee or Beneficiary. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee pursuant to a qualified domestic relations order are Distributees with respect to the interest of the spouse or former spouse.

            (iv) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

8.06  Recapture of Payments

      (a) By error, it is possible that payments to a Participant or Beneficiary may exceed the amounts to which the recipient is entitled. When notified of the error, the recipient must return the excess to the Trust Fund. This requirement is limited where explicit statutory provisions require limitation.

      (b) To prevent hardship, repayment under Section 8.06(a) may be made in installments, determined in the sole discretion of the Committee. A repayment arrangement, however, may not be contrary to law, and it may not be used as a disguised loan.

      (c) If a Trustee is authorized by statute to recover some payments, no Plan provision may be construed to contravene the statute.

                                    ARTICLE 9
                             Administration of Plan

9.01  Appointment of Plan Committee

      The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed with the Committee, consisting of not less than three (3) persons, appointed by the Board to serve at the pleasure of such Board. Any member of the Committee may resign by delivering his written resignation to the Board.

9.02  Duties of Committee

      The members of the Committee shall elect a chairman from their number and a secretary who may be but need not be one of the members of the Committee; may appoint from their number such subcommittees with such powers as they shall determine; and may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf. In addition, the Committee may retain counsel, employ agents, and provide for such clerical, accounting, actuarial and consulting services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate all or such portion of the duties under the Plan, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.

9.03  Meetings

      The Committee shall hold meetings on such notice, at such place or places, and at such time or times as it may from time to time determine.

9.04  Quorum

      Any act that the Plan authorizes or requires the Committee to do may be done by a majority of a quorum of members. A quorum is 50% of all members of the Committee then in office. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

9.05  Compensation and Bonding

      No member of the Committee shall receive any compensation from the Plan for his services as such. Except as may otherwise be required by law, no bond or other security need be required of any member in that capacity in any jurisdiction.

9.06  Establishment of Rules and Interpretation of Plan

      Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business as it deems necessary or appropriate. The Committee shall have the power to construe and interpret the Plan, decide all questions of eligibility, and determine the amount, manner and time of payment of any benefits hereunder. The determination of the Committee as to any disputed question shall be conclusive.

9.07  Prudent Conduct

      The Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.

9.08  Service in More Than One Fiduciary Capacity

      Any individual, entity, or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.

9.09  Limitation of Liability

      The Board, the Committee, the Employees and any officer, employee or agent of an Employer or an Affiliated Employer shall not incur any liability individually or on behalf of any other individual or on behalf of an Employer or an Affiliated Employer for any act or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual, an Employer, or an Affiliated Employer from a responsibility or liability for any fiduciary responsibility, obligation, or duty under Part 4, Title I of ERISA.

9.10  Indemnification

      The Committee, the Board, and the officers, employees and agents of the Employers or an Affiliated Employer shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for actions or failures to act made in bad faith. The foregoing indemnification shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Employers.

9.11  Expenses of Administration

      All expenses incurred prior to the termination of the Plan that shall arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee, and compensation and other expenses and charges of any Enrolled Actuary, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid from the Trust Fund to the extent not paid by the Employers.

9.12  Claims Procedures

      The Committee ordinarily will instruct the Trustee to pay benefits when benefits become available without the necessity of a claim by Participants, contingent annuitants, or Beneficiaries. If any Participant, contingent annuitant, or Beneficiary makes a written claim for benefits under the Plan and such benefits are denied, the Committee, within 60 days of the date the claim is filed (or, if special circumstances require an extension of time for processing the claim and written notice is given to the claimant of such extension, up to 120 days after the original claim is filed), shall give the claimant notice in writing of the denial of claimed benefits, setting forth specific reasons for the denial, references to pertinent Plan provisions, the reason for and description of any additional material or information needed to perfect the claim, and an explanation of the review procedure. The decision of the Committee shall be final unless the claimant, within 60 days after receipt of notice of the decision of the Committee, makes a written request for review of the decision. The claimant or his authorized representative shall have 30 days after submitting a written request for review during which Plan documents may be reviewed and written issues and comments may be submitted. Within 60 days after receipt of the written request for review, the Committee shall issue a written decision including reasons for the decision and references to controlling Plan provisions, which decision shall be final.

                                   ARTICLE 10
                               Management of Funds

10.01 Trust Agreement


      All the funds of the Plan shall be held by a Trustee appointed from time to time by the Board or, effective as of January 26, 1998, by the Committee under a Trust Agreement adopted, or as amended, by the Board or, effective as of January 26, 1998, the Committee for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employers. The Employers shall have no liability for the payment of benefits under the Plan or for the administration of the funds paid over to the Trustee.


      Effective January 26, 1998, the Committee shall have the power to amend the Trust Agreement, and any other funding vehicle document, to:

      (a) comply with laws and regulations, or as otherwise may be desirable when prompted by a change in law or regulation; and

      (b) make any other change that may be necessary or desirable, provided that any amendment adopted pursuant to this subsection shall not increase the Company's annual expense by more than five (5) million dollars.

10.02 Exclusive Benefit Rule

      Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan before satisfaction of all liabilities with respect to them. No person shall have any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

10.03 Committee Power and Duties

      (a) The Committee may, in its discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or part of the assets of the Plan, as the Committee shall designate. In that event, authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.

      (b) The Committee shall have the duty to advise any investment adviser or person (including any investment manager) with discretionary investment authority over all or a portion of the Plan's Trust Fund of the investment objectives which such person should observe. Such advice should, looking at the assets of the Plan as a whole, take into account the short-term cash needed for benefit payment as well as the long-term growth needed to discharge the Plan's liabilities. The Committee shall review and report to the Board concerning the performance of all investment advisers and persons with discretionary investment authority and make such changes in the appointment of such persons as it deems advisable. The Committee also shall have the power and authority specified in any agreements with the Trustee or any investment adviser or investment manager.

      (c) With the approval of the Committee, a portion of the Plan's Trust Fund may be invested in the Trustee's certificates of deposit, or in the Trustee's pooled or commingled qualified trust funds.

      (d) Notwithstanding the foregoing, the Trust Fund shall consist of separate Investment Funds as provided in Article 6, and to the extent required by Participant elections, may be fully invested in Company Stock.


      (e) The Committee shall periodically report to the Board on its actions, recommendations, and investments.

                                   ARTICLE 11
                              Assignments and Liens

11.01 Nonalienation

      (a) Except as required by any applicable law or by paragraph (c), no benefit under the Plan shall in any manner be anticipated, assigned, or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order that:

            (i) creates for, or assigns to, a spouse, former spouse, child, or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments, or marital property rights to that spouse, child, or dependent;

            (ii)  is made pursuant to a state domestic relations law;

            (iii) does not  require  the Plan to provide  any type of benefit, or any option, not otherwise provided under the Plan; and

            (iv) otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a qualified domestic relations order.


      (b) Notwithstanding anything herein to the contrary, if the amount payable to the Alternate Payee under the Qualified Domestic Relations Order is less than $5,000 ($3,500 if the date of determination is prior to January 1, 1998), such amount shall be paid in one lump sum as soon as practicable following the qualification of the order. Effective January 1, 1998, if the amount exceeds $5,000 ($3,500 if the date of determination is prior to January 1, 1998), it may be paid as soon as practicable following the qualification of the order if the Qualified Domestic Relations Order so provides and the Alternate Payee consents thereto; otherwise, it may not be payable before the earliest of (i) the Participant's termination of employment, (ii) the time such amount could be withdrawn while still employed, or (iii) the Participant's attainment of age 50.


      (c) A Participant's benefit under the Plan shall be offset or reduced by the amount the Participant is required to pay to the Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.

11.02 Qualified Domestic Relations Orders

      Notwithstanding any provisions in this Plan to the contrary, the Committee shall comply with any judgment, decree, or order that the Committee determines to be a Qualified Domestic Relations Order.

      (a) Establishment of Procedures. The Committee shall establish reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions under orders determined to be Qualified Domestic Relations Orders, which procedures may include, without limitation, the adoption of one or more model Qualified Domestic Relations Orders. Such procedures shall be consistent with the requirements of Section 206(d) of ERISA and Sections 401(a)(13) and 414(p) of the Code. The Committee shall promptly notify the affected Participant and any other Alternate Payee of the receipt of a domestic relations order and the procedures for determining the qualified status of domestic relations orders. Within a reasonable period after the receipt of such order, the Committee shall determine whether such order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

      (b) Disposition of Benefits Pending Determination. During any period in which the qualified status of a domestic relations order is being determined (by the Committee, by a court, or otherwise), the Committee shall make arrangements to account separately for the amounts that would have been payable to each Alternate Payee if the order had been determined to be a Qualified Domestic Relations Order. If within 18 months of the receipt of the order, the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan shall pay the amounts that have been separately accounted for to the person or persons entitled thereto. If within 18 months of the receipt of the order it is determined that the order is not qualified, or the issue as to whether the order is qualified is not resolved by the end of the 18-month period, then the Plan shall pay the amounts that have been separately accounted for to the person or persons, if any, who would have been entitled to payment of such amounts if there had been no order. Any determination that an order is qualified that is made after the close of the 18-month period shall apply prospectively only.

11.03 Facility of Payment

      If the Committee shall find that a Participant or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor, the Committee may direct that any benefit due him, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

11.04 Information

      Each Participant, Beneficiary, or other person entitled to a benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Committee the information that it shall require to establish his rights and benefits under the Plan.

11.05 Construction

      (a) Governing Laws. Except as otherwise provided by ERISA, this Plan and all provisions thereof shall be construed and administered according to the laws of the State of California.

      (b) Title and Headings Not to Control. The titles to the Articles and the headings of Sections in the Plan are placed herein for convenience of reference only and, in the case of any conflict, the text of this instrument rather than such titles or headings shall control.

      (c) Gender and Person. The masculine pronoun shall include the feminine, the feminine pronoun shall include the masculine, and the singular shall include the plural wherever the context so requires.

11.06 Proof of Death and Right of Beneficiary or Other Person

      The Committee may require and rely on such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the Plan benefits of a deceased Participant as the Committee may deem proper, and its determination of death and of the right of that Beneficiary or other person to receive payment shall be conclusive.

11.07 Failure to Locate Recipient

      In the event that the Committee is unable to locate a Participant or Beneficiary who is entitled to payment under the Plan within five (5) years from the date such payment was to have been made, the amount to which such Participant or Beneficiary was entitled shall be declared a forfeiture and shall be used to reduce future Matching Contributions to the Plan. If the Participant or Beneficiary later is located, the benefit that was previously forfeited hereunder shall be restored by means of additional Employer contributions to the Plan.


11.08 Electronic Transmission of Notices to Participants

        Notwithstanding any provision of the Plan to the contrary, any notice required to be distributed to Participants, Beneficiaries and Alternate Payees pursuant to the terms of the Plan may, at the direction of the Committee, be transmitted electronically to the extent permitted by, and in accordance with any procedures set forth in, applicable law and regulations.


                                   ARTICLE 12
                        Amendment, Merger and Termination

12.01 Amendment of Plan


      (a) The Company, acting through the Board, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. Effective November 21, 1994 through January 25, 1998, the Committee, or its delegate, may amend the Plan, provided that any amendment adopted by the Committee may not have an impact on the Company's annual expense of more than five (5) million dollars, except that such five (5) million dollar limit shall not apply to amendments necessary to comply with laws or regulations. Effective January 26, 1998, the
            Committee, or its delegate, shall have the power to amend the Plan to:

            (i) comply with laws and regulations, or as otherwise may be desirable when prompted by a change in law or regulation; and

            (ii) make any other change that may be necessary or desirable provided any amendment adopted pursuant to this Section 12 shall not increase the Company's annual expense by more than five (5) million dollars.


      (b) Any action required or permitted to be taken by the Board or the Committee under the Plan shall be by resolution adopted by the Board or the Committee at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting.


      (c) No amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan. No amendment shall be made that has the effect of decreasing the accrued benefits of any Participant or of reducing the nonforfeitable percentage of the accrued benefits of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.


12.02 Merger or Consolidation

      The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

12.03 Additional Participating Employers

      (a) With the consent of the Company, any subsidiary or affiliated corporation or division of such corporation may adopt the Plan for its Eligible Employees. An Employer adopting the Plan shall compile and submit all information required by the Plan Administrator with reference to its Eligible Employees. An entity will be considered to have adopted the Plan with the consent of the Company if it takes significant action that is consistent with the adoption of the Plan, the Board or Committee is aware of the action, and neither objects to the action.

      (b) If an entity adopts the Plan in accordance with Section 12.03(a), or if any persons become Employees of an Employer as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Company shall determine to what extent, if any, previous service with the subsidiary or associated company shall be recognized under the Plan, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.


      (c) With the approval of the Company, a participating Employer may terminate its participation in the Plan after giving sixty (60) days' notice of its intention to the Company, unless a shorter notice shall be agreed to by the Company. In addition, an Employer will cease to participate in the Plan from and after the date it ceases to be an Affiliated Employer. In either event, the assets of the Plan held on account of Participants in the employ of that Employer, and any unpaid Aggregate Accounts of all Participants who have separated from the employ of that Employer, shall be determined by the Committee. Subject to the provisions of Section 8.04, those assets shall be distributed as provided in
            Section 12.05 if the Plan is terminated or partially terminated as a result of the withdrawal of such Employer. Otherwise, benefits payable to Employees employed by the withdrawing Employer shall be payable to such Employees when due under the Plan, but such Employees shall not be considered Eligible Employees from and after the date of withdrawal by their Employer.


12.04 Termination of Plan

      The Company may terminate the Plan for any reason at any time.

12.05 Distribution of Assets on Plan Termination or a Complete Discontinuance of Contributions

      (a) Subject to the provisions of Section 8.04, in case of termination of the Plan or a complete discontinuance of contributions under the Plan, the rights of Participants to the benefits accrued under the Plan to date of termination or discontinuance of contributions shall remain fully vested and nonforfeitable.

      (b) On Plan termination or discontinuance of contributions, the Committee shall instruct the Trustee to allocate any unallocated assets of the Trust Fund among the Aggregate Accounts of Participants and Beneficiaries in accordance with the provisions of
            Article 12.

      (c) After providing for payment of any expenses properly chargeable against the Trust Fund, the Committee may direct the Trustee to distribute assets remaining in the Trust Fund. Assets in any Suspense Account must be returned to the Employers in kind. Distributions to Participants or Beneficiaries may be in cash or in kind and are not subject to the regular distribution provisions of this Plan except that distributions must be in a form that the Committee deems consistent with statutory requirements. Except as specifically provided otherwise by law, the Committee's determination is conclusive on all persons.

      (d) In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Participants affected by the partial termination.

12.05 Notification of Termination

      On a termination of the Plan in accordance with this Article, the Committee shall notify the Employers, the Trustee, the Participants, and all other necessary parties. The Committee shall thereafter continue the administration of the Plan for the purpose of winding up its affairs and may take all action reasonably required to accomplish such purpose.

                                   ARTICLE 13
                              Top-Heavy Provisions

13.01 Priority Over Other Plan Provisions

      If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article shall supersede any conflicting provisions of the Plan. However, the provisions of this Article shall not operate to increase the rights or benefits of Participants under the Plan except to the extent required by the Code Section 416 and other provisions of law applicable to Top-Heavy Plans.

13.02 Definitions Used in this Article

      The following words and phrases, when used with initial capital letters, will have the meanings set forth below.

      (a) "Defined Benefit Dollar Limitation" means, for any Plan Year, $90,000 multiplied by the Adjustment Factor.

      (b) "Defined Benefit Plan" means a qualified plan other than a Defined Contribution Plan.

      (c) "Defined Contribution Dollar Limitation" means, for any plan year, $30,000 or, if greater, 25% of the Defined Benefit Dollar Limitation of the same Plan Year. If a short limitation year is created because of a Plan amendment changing the Plan Year to a different 12-consecutive-month period, the Defined Contribution Dollar Limitation for the short Plan Year will not exceed the amount determined in the preceding sentences multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is 12.

      (d)   "Defined   Contribution   Plan"  means  the   tax-qualified   plan
            described in Code Section 414(i).

      (e) "Determination Date" means, for the first Plan Year of the Plan, the last day of the Plan Year and, for any subsequent Plan Year, the last day of the preceding Plan Year.

      (f) "Determination Period" means the Plan Year containing the Determination Date and the four preceding Plan Years.

      (g) "Includable Compensation" means Statutory Compensation limited each year by the Maximum Compensation Limitation.

      (h) "Key Employee" means any Employee or former Employee (and the Beneficiary of a deceased Employee) who at any time during the Determination Period was (i) an officer of an Employer or an Affiliated Employer, if such individual's Includable Compensation (modified as described below) exceeds 50% of the Defined Benefit Dollar Limitation, (ii) an owner (or one considered an owner under Code Section 318) of one of the ten largest interests in an Employer or an Affiliated Employer, if such individual's Includable Compensation exceeds the Defined Contribution Dollar Limitation, (iii) a five (5) percent owner of an Employer or an Affiliated Employer, or (iv) a one (l) percent owner of an Employer or an Affiliated Employer who has annual Includable Compensation of more than $150,000. The determination of who is a Key Employee will be made in accordance with Code Section 416(i).

      (i) "Minimum Allocation" means the allocation described in the first sentence of Section 13.03.

      (j) "Permissive Aggregation Group" means the Required Aggregation Group of Qualified Plans plus any other qualified plan or qualified plans of an Employer or an Affiliated Employer that when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410 (including simplified employee pension plans).

      (k) "Present Value" means present value based only on the interest and mortality rates specified in a Defined Benefit Plan.

      (l) "Required Aggregation Group" means the group of plans consisting of each qualified plan (including simplified employee pension plans) of an Employer or an Affiliated Employer that enables a Qualified Plan to meet the requirements of Code Section 401(a)(4) or 410.

      (m) "Top-Heavy Plan" means the Plan for any Plan Year in which any of the following conditions exists: (i) the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of qualified plans; (ii) the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group of qualified plans and the Top-Heavy Ratio for the Required Aggregation Group
            exceeds   60%;  or  (iii)  the  Plan  is  a  part  of  a  Required
            Aggregation Group and part of a Permissive Aggregation Group of qualified plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

      (n) "Top-Heavy Ratio" means a fraction, the numerator of which is the sum of the Present Value of accrued benefits and the account balances (as required by Code Section 416)) of all Key Employees with respect to such Qualified Plans as of the Determination Date (including any part of any accrued benefit or account balance distributed during the five (5) year period ending on the Determination Date) and the denominator of which is the sum of the Present Value of the accrued benefits and the Account balances (including any part of any accrued benefit or account balance distributed in the five-year period ending on the
            Determination Date) of all Employees with respect to such qualified plans as of the Determination Date. The value of account balances and the Present Value of accrued benefits will be determined as of the most recent Top-Heavy Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 for the first and second Plan Years of a Defined Benefit Plan. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, transfers, and contributions unpaid as of the Determination Date are taken into account, will be made in accordance with Code Section 416.
            Employee contributions described in Code Section 219(e)(2) will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of any Employee other than a Key Employee will be determined under the method, if any, that uniformly applies for accrual purposes under all Qualified Plans maintained by an Employer or an Affiliated Employer and included in a Required Aggregation Group or a Permissive Aggregation Group or, if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). Notwithstanding the foregoing, the account balances and accrued benefits of any Employee who has not performed services for an Employer maintaining any of the aggregated plans during the five (5) year period ending on the Determination Date will not be taken into account for purposes of this subsection.

      (o)   "Top-Heavy Valuation Date" means the last day of each Plan Year.

13.03 Minimum Allocation

      (a) For any Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is not a Key Employee will receive an allocation of Employer contributions of not less than the lesser of 3% of his Includable Compensation for such Plan Year or the percentage of Includable Compensation that equals the largest percentage of Participating Employer contributions and forfeitures allocated to a Key Employee. The Minimum Allocation is determined without regard to any Social Security contribution. Tax-Deferred Contributions made on behalf of Participants who are not Key Employees will not be treated as Employer contributions for purposes of the Minimum Allocation in Plan Years beginning after December 31, 1988. Matching Contributions that are allocated to Participants who are not Key Employees and that are taken into account in determining a Participant's Deferral Percentage or Contribution Percentage for a Plan Year beginning after December 31, 1988 will not be treated as Employer contributions for such Plan Year for purposes of the Minimum Allocation. The Minimum Allocation applies even though under other Plan provisions the
            Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because (i) the non-Key Employee fails to make mandatory contributions to the Plan, (ii) the non-Key Employee's Includable Compensation is less than a stated amount, or (iii) the non-Key Employee fails to complete 1,000 Hours of Service in the Plan Year.

      (b) No Minimum Allocation will be provided pursuant to subsection (a) to a Participant who is not employed by an Employer or an Affiliated Employer on the last day of the Plan Year.

      (c) If an Employer or an Affiliated Employer maintains one or more other Defined Contribution Plans covering Employees who are Participants in this Plan, the Minimum Allocation will be provided under this Plan, unless such other Defined Contribution Plans make explicit reference to this Plan and provide that the Minimum Allocation will not be provided under this Plan, in which case the provisions of subsection (a) will not apply to any Participant covered under such other Defined Contribution Plans. If an Employer or an Affiliated Employer maintains one or more Defined Benefit Plans covering Employees who are Participants in this Plan and such Defined Benefit Plans provide that Employees who are Participants therein will accrue the minimum benefit applicable to top-heavy Defined Benefit Plans notwithstanding their participation in this Plan, then the provisions of subsection (a) will not apply to any Participant covered under such Defined Benefit Plans. If an Employer or an Affiliated Employer maintains one or more Defined Benefit Plans covering Employees who are Participants in this Plan, and the provisions of the preceding sentence do not apply, then each Participant who is not a Key Employee and who is covered by such Defined Benefit Plans will receive a Minimum Allocation determined by applying the provisions of subsection (a) with the substitution of "5%" in each place that "3%" occurs therein.

      (d) The Participant's Minimum Allocation, to the extent required to be nonforfeitable under Code Section 416(b) and the special vesting schedule provided in this Article, may not be forfeited under Code
            Section 411(a)(3)(B) (relating to suspension of benefits on reemployment) or 411(a)(3)(D) (relating to withdrawal of mandatory contributions).

13.04 Modification of Aggregate Benefit Limit

      (a) Subject to the provisions of subsection (b), in any Plan Year in which the Top-Heavy Ratio exceeds 60%, the aggregate benefit limit described in Article 14 will be modified by substituting "100%" for "125%" in Sections 13.02(h) and (k).

      (b) The modification of the aggregate benefit limit described in subsection (a) will not be required if the Top-Heavy Ratio does not exceed 90% and one of the following conditions is met: (i) Employees who are not Key Employees do not participate in both a Defined Benefit Plan and a Defined Contribution Plan that are in the Required Aggregation Group, and the Minimum Allocation requirements of Section 13.03(a) are met when such requirements are applied with the substitution of "4%" for "3%"; (ii) the Minimum Allocation requirements of Section 13.03(c) are met when such requirements are applied with the substitution of "7-1/2%" for "5%"; or (iii) Employees who are not Key Employees have an accrued benefit of not less than 3% of their average Includable Compensation for the five (5) consecutive Plan Years in which they had the highest Includable Compensation multiplied by their Years of Service in which the Plan is a Top-Heavy Plan (not to exceed a total such benefit of 30%) expressed as a life annuity commencing at the Participant's normal retirement age in a Defined Benefit Plan that is in the Required Aggregation Group.

13.05 Minimum Vesting

      The vesting provided in Article 5 exceeds the minimum vesting of Section 416 of the Code and hence special minimum top-heavy vesting requirements are not required under this Plan.

                                   ARTICLE 14
    Limitations on Contributions and Allocations to Participants' Accounts

14.01 Definitions Used in This Article

      The following defined terms have the meanings set forth below:

      (a) "Actual Deferral Percentage" means, with respect to a specified group of Employees, the average of the ratios, calculated separately
            for  each   Employee  in  that   group,   of  (a)  the  amount  of
            Tax-Deferred Contributions made pursuant to Section 3.01 for a Plan Year (including Tax-Deferred Contributions returned to a
            Highly   Compensated   Employee  and  Tax-Deferred   Contributions
            returned  to  any  Employee)  to  (b)  the  Employee's   Statutory
            Compensation for that entire Plan Year, provided that, on the direction of the Committee, Statutory Compensation for a Plan Year shall be counted only if received during the period an Employee is, or is eligible to become, a Participant. The Actual Deferral Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one (1) percent. For purposes of determining the
            Actual   Deferral   Percentage  for  a  Plan  Year,   Tax-Deferred
            Contributions may be taken into account for a Plan Year only if they:

            (i) relate to Compensation that either would have been received by the Employee in the Plan Year but for the deferral election or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year but for the deferral election;

            (ii) are allocated to the Employee as of a date within that Plan Year and the allocation is not contingent on the participation or performance of service after such date; and

            (iii) are actually paid to the Trustee no later than twelve (12)
                  months after the end of the Plan Year to which the contributions relate.

      (b) "Contribution Percentage" means, with respect to a specified group of Employees, the average of the ratios, calculated separately for each Employee in that group, of (a) the sum of the

            Employee's Matching Contribution and Special Contribution for that Plan Year (excluding any Matching Contribution or Special Contributions forfeited under the provisions of Sections 3.01 and 14.02) to (b) his Statutory Compensation for that entire Plan Year provided that, on the direction of the Committee, Statutory Compensation for a Plan Year shall be counted only if received during the period an Employee is, or is eligible to become, a Participant. The Contribution Percentage for each group and the ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one (1) percent.

      (c) "Earnings" means the amount of income to be returned with any excess deferrals, excess contributions, or excess aggregate contributions under Section 3.01, 14.02, 14.03, or 14.04. Earnings on excess deferrals and excess contributions shall be determined by multiplying the income earned on the Tax-Deferred Account for the Plan Year by a fraction, the numerator of which is the excess deferrals or excess contributions, as the case may be, for the Plan Year and the denominator of which is the Tax-Deferred Account balance at the end of the Plan Year, disregarding any income or loss occurring during the Plan Year. Earnings on excess aggregate contributions shall be determined in a similar manner by substituting the sum of Matching Contributions and Special Contributions for the Tax-Deferred Account, and the excess aggregate contributions for the excess deferrals and excess contributions in the preceding sentence.

      (d) "Nonhighly Compensated Employee" means for any Plan Year an Employee of the Employer or an affiliated Employer who is not a Highly Compensated Employee for that Plan Year.

14.02 Actual Deferral Percentage Test


      With respect to each Plan Year commencing on or after January 1, 1997, the Actual Deferral Percentage for that Plan Year for Highly Compensated Employees who are Participants or eligible to become Participants for that Plan Year shall not exceed the Actual Deferral Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Participants or eligible to become Participants during the preceding Plan Year multiplied by 1.25. If the Actual Deferral Percentage for such Highly Compensated Employees does not meet the foregoing test, the Actual Deferral Percentage for such Highly Compensated Employees for that Plan Year may not exceed the Actual Deferral Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Participants or eligible to become Participants during the preceding Plan Year by more than two (2) percentage points, and such Actual Deferral Percentage for such Highly Compensated Employees for the Plan Year may not be more than two (2) times the Actual Deferral Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Participants or eligible to become Participants during the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 14.04). The Employer may elect to use the Actual Deferral Percentage for Nonhighly Compensated Employees for the Plan Year being tested rather than the preceding Plan Year provided that such election must be evidenced by a Plan amendment and once made may not be changed except as provided by the Secretary of the Treasury. Notwitstanding the foregoing, the actual deferral percentage test shall be applied separately to the ESOP and to the remainder of the Plan, as if each were a separate plan.

      Notwithstanding any preceding provision of the Plan to the contrary, for

      Plan Years 1997, 1998, 1999, and 2000, the Actual Deferral Percentage Test was performed using the Actual Deferral Percentage for Nonhighly Compensated Employees for the Plan Year being tested in lieu of the preceding Plan Year.


      The Committee may implement rules limiting the Tax-Deferred Contributions that may be made on behalf of some or all Highly Compensated Employees so that this limitation is satisfied. If the Committee determines that the limitation under this Section has been exceeded in any Plan Year, the following provisions shall apply:

      (a) The actual deferral ratio of the Highly Compensated Employee with the highest actual deferral ratio shall be reduced to the extent necessary to meet the actual deferral percentage test or to cause such ratio to equal the actual deferral ratio of the Highly Compensated Employee with the next-highest ratio. This process will be repeated until the actual deferral percentage test is
            passed.   Each  ratio   shall  be  rounded  to  the   nearest  one
            one-hundredth of one (1) percent of the Participant's Statutory Compensation. The amount of Tax-Deferred Contributions made by
            each  Highly   Compensated   Employee  in  excess  of  the  amount
            permitted  under  his  revised   deferral  ratio  shall  be  added
            together.   This  total  dollar  amount  of  excess  contributions
            ("excess contributions") shall then be allocated to some or all Highly Compensated Employees in accordance with the provisions of paragraph (b) below.

      (b) The Tax-Deferred Contributions of the Highly Compensated Employee with the highest dollar amount of Tax-Deferred Contributions shall be reduced by the lesser of (i) the amount required to cause that Employee's Tax-Deferred Contributions to equal the dollar amount of the Tax-Deferred Contributions of the Highly Compensated Employee with the next-highest dollar amount of Tax-Deferred Contributions or (ii) an amount equal to the total excess
            contributions.   This  procedure  is  repeated  until  all  excess
            contributions  are allocated.  The amount of excess  contributions
            allocated  to  a  Highly  Compensated   Employee,   together  with
            earnings thereon, shall be distributed to him in accordance with the provisions of paragraph (c).

      (c) The excess contributions, together with earnings thereon, allocated to a Participant shall be paid to the Participant before the close of the Plan Year following the Plan Year in which the excess contributions were made, and to the extent practicable, within 2 1/2 months of the close of the Plan Year in which the excess contributions were made. However, any excess contributions for any Plan Year shall be reduced by any Tax-Deferred Contributions previously returned to the Participant under Section 3.01 for that Plan Year. In the event any Tax-Deferred Contributions returned under this Section were matched by Matching [or Special] Contributions, such corresponding Matching [and, if applicable, Special] Contributions, with earnings thereon, shall be forfeited and used to reduce Employer contributions.

      (d) In the event any Matching (and Special) Contributions subject to forfeiture under this Section have been distributed to the Participant, the Employer shall make reasonable efforts to recover the contributions from the Participant.

14.03 Contribution Percentage Test

      With respect to each Plan Year commencing on or after January 1, 1997, the Contribution Percentage for that Plan Year for Highly Compensated Employees who are Participants or eligible to become Participants for that Plan Year shall not exceed the Contribution Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Participants or eligible to become Participants during the preceding Plan Year multiplied by 1.25. If the Contribution Percentage for such Plan Year for such Highly Compensated Employees does not meet the foregoing test, the Contribution Percentage for such Highly Compensated Employees for the Plan Year may not exceed the Contribution Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Participants or eligible to become Participants during the preceding Plan Year by more than two (2) percentage points, and the Contribution Percentage for such Highly Compensated Employees for the Plan Year may not be more than two (2) times the Contribution Percentage for the preceding Plan Year for all Nonhighly Compensated Employees for the preceding Plan Year who were Participants or eligible to become Participants during the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 14.04). The Employer may elect to use the actual Contribution Percentage for Nonhighly Compensated Employees for the Plan Year being tested rather than the preceding Plan Year provided that such election must be evidenced by a Plan amendment and once made may not be changed except as provided by the Secretary of the Treasury. Notwitstanding the foregoing, the actual contribution percentage test shall be applied separately to the ESOP and to the remainder of the Plan, as if each were a separate plan.

      Notwithstanding any preceding provision of the Plan to the contrary, for Plan Years 1997, 1998, 1999, and 2000, the Contribution Percentage Test was performed using the Actual Contribution Percentage for Nonhighly Compensated Employees for the Plan Year being tested in lieu of the preceding Plan Year.


      If the Committee determines that the limit under this Section 14.03 has been exceeded in any Plan Year, the following provisions shall apply:

      (a) The actual contribution ratio of the Highly Compensated Employee with the highest actual contribution ratio shall be reduced to the extent necessary to meet the test or to cause such ratio to equal the actual contribution ratio of the Highly Compensated Employee with the next-highest actual contribution ratio. This process will be repeated until the actual contribution percentage test is
            passed.   Each  ratio   shall  be  rounded  to  the   nearest  one
            one-hundredth of one (1) percent of a Participant's Statutory Compensation. The amount of Matching Contributions and Special
            Contributions made by or on behalf of each Highly Compensated Employee in excess of the amount permitted under his revised actual contribution ratio shall be added together. This total
            dollar   amount  of  excess   contributions   ("excess   aggregate
            contributions")  shall  then be  allocated  to some or all  Highly
            Compensated   Employees  in  accordance  with  the  provisions  of
            paragraph (b) below.

      (b) The Matching Contributions and Special Contributions of the Highly Compensated Employee with the highest dollar amount of such contributions shall be reduced by the lesser of (i) the amount required to cause that Employee's Matching Contributions and
            Special Contributions to equal the dollar amount of such contributions of the Highly Compensated Employee with the next-highest dollar amount of such contributions, or (ii) an amount equal to the total excess aggregate contributions. This procedure is repeated until all excess aggregate contributions are allocated. The amount of excess aggregate contributions allocated to each Highly Compensated Employee, together with earnings thereon, shall be distributed or forfeited in accordance with the provisions of paragraph (c) below.

      (c) If excess aggregate contributions are allocated to a Highly Compensated Employee under paragraph (b) above, so much of the Matching Contributions and Special Contributions, together with earnings, as shall be necessary to equal the balance of the excess aggregate contributions shall be forfeited and applied to reduce Employer contributions.

      (d) Any repayment or forfeiture of excess aggregate contributions shall be made before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made and, to the extent practicable, any repayment or forfeiture shall be made within 2 1/2months of the close of the Plan Year in which the excess aggregate contributions were made. In the event any Matching (and Special) Contributions subject to forfeiture have been distributed to the Participant, the Employer shall make
            reasonable   efforts  to  recover  the   contributions   from  the
            Participant.

14.04 Aggregate Contribution Limitation

      Notwithstanding the provisions of Sections 14.02 and 14.09, in no event shall the sum of the Actual Deferral Percentage of the group of eligible Highly Compensated Employees and the Contribution Percentage of such group, after applying the provisions of Sections 14.02 and 14.09, exceed the "aggregate limit" as provided in Section 401(m)(9) of the Code and the regulations issued thereunder. In the event the aggregate limit is exceeded for any Plan Year, the Contribution Percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in Section 14.09.

14.05 Additional Discrimination Testing Provision

      (a) If any Highly Compensated Employee is a participant of another qualified plan of the Employer or an Affiliated Employer, other than an employee stock ownership plan described in
            Section 4975(e)(7) of the Code or any other qualified plan that must be disaggregated under Section 410(b) of the Code, under which tax-deferred contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes after-tax contributions, the Committee shall implement rules, which shall be uniformly applicable to all employees similarly situated, to take into account all such contributions for the Highly Compensated
            Employee under all such plans in applying the limitations of Sections 14.02, 14.03, and 14.04. If any other such qualified plan has a plan year other than the Plan Year defined in
            Section 1.35, the contributions to be taken into account in applying the limitations of Sections 14.02, 14.03, and 14.04 will be those made in the plan years ending with or within the same calendar year.

      (b) In the event that this Plan is aggregated with one or more other plans to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code (other than for purposes of the average benefit percentage test) or if one or more other plans is aggregated with this Plan to satisfy the requirements of such sections of the Code, then the provisions of Sections 14.02, 14.03, and 14.04 shall be applied by determining the Actual Deferral Percentage and Contribution Percentage of employees as if all such plans were a single plan. If this Plan is permissively aggregated with any other plan or plans for purposes of satisfying the provisions of Section 401(k)(3) of the Code, the aggregated plans also must satisfy the provisions of Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph (b) only if they have the same plan year.

      (c) The Employer may elect to use Tax-Deferred Contributions to pass the tests described in Sections 14.03, and 14.04, provided that the test described in Section 14.02 is passed prior to such election and continues to be passed following the Employer's election to shift the application of those Tax-Deferred Contributions from Section
            14.02 to Section 14.03.

      (d) The Employer may authorize that special "qualified nonelective contributions" shall be made for a Plan Year, which shall be allocated in such amounts and to such Participants, who are not Highly Compensated Employees, as the Committee shall determine. The Committee shall establish such separate accounts as may be
            necessary.   Qualified  nonelective  contributions  shall  be  one
            hundred   (100) percent   nonforfeitable   when  made.   Qualified
            nonelective   contributions   made  before  January 1,   1989  and
            earnings credited thereon as of that date may only be withdrawn by a Participant while in service under the provisions of withdrawal after age 59 1/2hardship withdrawal. Any qualified nonelective contributions made on or after January 1, 1989 and any earnings credited on any qualified nonelective contributions after such date shall only be available for withdrawal under the provisions of withdrawal after age 59 1/2. Qualified nonelective contributions made for the Plan Year may be used to satisfy the
            tests  described  in   Sections 14.02,   14.03,  and  14.04  where
            necessary.

      (e) Notwithstanding any provision of the Plan to the contrary, if Employees included in a unit of Employees covered by a collective bargaining agreement are participating in the Plan and not more than two (2) percent of such Employees are Highly Compensated Employees and professionals, then such Employees shall be disregarded in applying the provisions of Sections 14.02, 14.03, and 14.04. However, a separate actual deferral percentage test must be performed for the group of collective bargaining Employees on and after January 1, 1993 on the basis that those Employees are included in a separate cash-or-deferred arrangement.

      (f) For Plan Years commencing on and after January 1, 1999, if the Employer elects to apply the provisions of Section 410(b)(4)(B) to satisfy the requirements of Section 401(k)(3)(A)(i) of the Code, the Employer may apply the provisions of Sections 14.02, 14.03, and 14.04 by excluding from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of
            Section 410(a)(1)(A) of the Code.

14.06 Maximum Annual Additions

      (a) The annual addition to a Participant's Accounts for any Plan Year, which shall be considered the "limitation year" for purposes of
            Section 415 of the Code, when added to the Participant's annual addition for that Plan Year under any other qualified defined contribution plan of the Employer or an Affiliated Employer, shall not exceed an amount that is equal to the lesser of (i)
            twenty-five (25) percent   of  his  aggregate   remuneration   (as
            defined below) for that Plan Year or (ii) $30,000, as adjusted pursuant to Section 415(d) of the Code.

      (b) For purposes of this Section, the "annual addition" to a Participant's Accounts under this Plan or any other qualified defined contribution plan (including a deemed qualified defined contribution plan under a qualified defined benefit plan) maintained by the Employer or an Affiliated Employer shall be the sum of:

            (i) the total contributions, including Tax-Deferred Contributions, made on the Participant's behalf by the Employer and all Affiliated Employers;

            (ii) all Participant contributions, exclusive of any Rollover Contributions;

            (iii) forfeitures, if applicable, that have been allocated to the
                  Participant's Accounts under this Plan or his accounts under any other such qualified defined contribution plan, and solely for purposes of clause (i) of paragraph (a) above; and

            (iv)  amounts  described  in  Sections 415(1)(1)   and  419A(d)(2)
                  allocated to the Participant.

            For purposes of this paragraph (b), any Tax-Deferred Contributions distributed under Section 14.02 and any Matching Contributions or Special Contributions distributed or forfeited under the provisions of Section 3.01, 14.02, 14.03, and 14.04 shall be included in the annual addition for the year allocated. However, any loan repayments made under Article 7 and any excess deferrals timely distributed from the Plan under Section 3.01 shall be excluded from the definition of annual addition.


      (c) For purposes of this Section, the term "remuneration" with respect to any Participant means the wages, salaries, and other amounts paid in respect of such Participant by the Employer or an Affiliated Employer for personal services actually rendered, and shall include amounts contributed by the Employer pursuant to a salary reduction agreement that are not includable in the gross income of the Employee under Section 125 (effective January 1, 2001, - 132(f)), 402(g), or 457 of the Code but shall exclude deferred compensation, stock options, and other distributions that receive special tax benefits under the Code. Notwithstanding the foregoing, for limitation years commencing prior to January 1, 1998, remuneration shall exclude amounts contributed by the Employer or an Affiliated Employer pursuant to a salary reduction agreement that are not includable in the gross income of the Employee under Section 125, 402(g)(3), or 457 of the Code.


      (d) If the annual addition to a Participant's Accounts for any Plan Year, prior to the application of the limitation set forth in paragraph (a) above, exceeds that limitation due to a reasonable error in estimating a Participant's annual compensation or in determining the amount of Tax-Deferred Contributions that may be made with respect to a Participant under Section 415 of the Code or as the result of the allocation of forfeitures, the amount of contributions credited to the Participant's Accounts in that Plan

            Year shall be adjusted to the extent necessary to satisfy that limitation in accordance with the following order of priority:

            (i)   The Participant's unmatched Tax-Deferred Contributions under
                  Section 3.01 shall be reduced to the extent necessary. The amount of the reduction shall be returned to the Participant together with any earnings on the contributions to be returned.

            (ii) The Participant's matched Tax-Deferred Contributions and corresponding Matching Contributions and Special Contributions shall be reduced to the extent necessary. The amount of the reduction attributable to the Participant's matched Tax-Deferred Contributions shall be returned to the Participant together with any earnings on those contributions to be returned, and the amount attributable to the Matching Contributions and Special Contributions shall be forfeited and used to reduce subsequent contributions payable by the Employer.

            Any Tax-Deferred Contributions returned to a Participant under this paragraph (d) shall be disregarded in applying the dollar limitation on Tax-Deferred Contributions under Section 14.02.

      (e) Notwithstanding the provisions of paragraph (d) above, if a Participant is participating in another qualified defined contribution plan of the Employer or an Affiliated Employer during a particular limitation year, and the Participant's annual addition for such limitation year, prior to the application of the limitation set forth in paragraph (a) above, exceeds that limitation, the Committee, under uniform rules equally applicable to similarly situated Participants, shall determine how to apply the provisions of paragraph (d) above to satisfy the limitation. In making its decision, the Committee shall take into account the applicable provisions of the other qualified defined contribution plans.


      (f) For limitation years commencing prior to January 1, 2000, if a Participant has at any time participated in both a qualified defined benefit plan and a qualified defined contribution plan maintained by the Company, an Employer or an Affiliated Employer for a Plan Year, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction, as such terms are defined in Section 415(e) of the Code for such Plan Year shall not exceed 1.0.

            In the event the sum of a Participant's defined benefit fraction and defined contribution fraction exceeds 1.0, his benefit under any qualified defined benefit plan maintained by the Company or an Employee shall be reduced until such sum equals 1.


14.07 Return of Contributions

      (a) If all or part of the Employer's deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Employer without interest but reduced by any investment loss attributable to those contributions, provided that the portion is returned within one year after the
            disallowance   of   the   deduction.   For   this   purpose,   all
            contributions made by the Employer are expressly declared to be conditioned on their deductibility under Section 404 of the Code.

      (b) The Employer may recover, without interest, the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one (1) year after the date of those contributions.

      (c)   In  the  event   that   Tax-Deferred   Contributions   made  under
            Section 3.01 are returned to the Employer in accordance with the provisions of this Section, the elections to reduce Compensation that were made by Participants on whose behalf those contributions were made shall be void retroactive to the beginning of the period for which those contributions were made. The Tax-Deferred Contributions so returned shall be distributed in cash to those Participants for whom those contributions were made, provided, however, that if the contributions are returned under the provisions of paragraph (a) above, the amount of Tax-Deferred Contributions to be distributed to Participants shall be adjusted to reflect any investment gains or losses attributable to those contributions.

14.08 Contributions in Excess of Section 402(g) Limit Return of Contributions

      In no event shall the Participant's Tax-Deferred Contributions and similar contributions made on his behalf by the Employer or an Affiliated Employer to all plans, contracts, or arrangements subject to the provisions of
      Section 401(a)(30) of the Code in any calendar year exceed $7,000, as adjusted from time to time for the cost of living pursuant to Section 402(g)(5) of the Code. If a Participant's Tax-Deferred Contributions in a calendar year reach that dollar limit, his election of Tax-Deferred Contributions for the remainder of the calendar year will be canceled. As of the first pay period of the calendar year following such cancellation, the Participant's election of Tax-Deferred Contributions shall again become effective in accordance with his previous election, unless the Participant elects otherwise.

      In the event that the sum of the Tax-Deferred Contributions and similar contributions to any other qualified defined contribution plan maintained by the Employer or an Affiliated Employer exceeds the dollar limit set forth above for any calendar year, the Participant shall be deemed to have elected a return of Tax-Deferred Contributions in excess of such limit ("excess deferrals") from this Plan. The excess deferrals, together with earnings, shall be returned to the Participant no later than the April 15 following the end of the calendar year in which the excess deferrals were made. The amount of excess deferrals to be returned for any calendar year shall be reduced by any Tax-Deferred Contributions previously returned to the Participant under Section 14.02 for that calendar year. In the event any Tax-Deferred Contributions returned under this paragraph were matched by Matching or Special Contributions under Section 3.02 or 3.03, those Matching and Special Contributions, together with earnings, shall be forfeited and used to reduce Employer contributions. In the event those Matching and Special Contributions subject to forfeiture have been distributed to the Participant, the Employer shall make reasonable efforts to recover the contributions from the Participant.

      If a Participant makes tax-deferred contributions under another qualified defined contribution plan maintained by an employer other than the Employer or an Affiliated Employer for any calendar year and those contributions when added to his Tax-Deferred Contributions exceed the dollar limit under Section 14.08 for that calendar year, the Participant may allocate all or a portion of such excess deferrals to this Plan. In that event, such excess deferrals, together with earnings, shall be returned to the Participant no later than the April 15 following the end of the calendar year in which such excess deferrals were made. However, the Plan shall not be required to return excess deferrals unless the Participant notifies the Committee, in writing, by March 1 of that following calendar year of the amount of the excess deferrals allocated to this Plan. The amount of any such excess deferrals to be returned for any calendar year shall be reduced by any Tax-Deferred Contributions previously returned to the Participant under Section 14.02 for that calendar year. In the event any Tax-Deferred Contributions returned under this Section 14.08 were matched by Matching or Special Contributions under
      Section 3.02 or 3.03, those Matching and Special Contributions, together with earnings, shall be forfeited and used to reduce Employer contributions. In the event those Matching and Special Contributions subject to forfeiture have been distributed to the Participant, the Employer shall make reasonable efforts to recover the contributions from the Participant.

                                   ARTICLE 15
                               General Provisions

15.01 No Contract of Employment

      The Plan shall not be deemed to constitute a contract between any Employer and any person or to be considered an inducement for the employment of any person by any Employer. Nothing contained in the Plan shall be deemed:
      (a) to give any person the right to be retained in the service of an Employer; or

      (b) to interfere with the right of any Employer to discharge any person at any time without regard to the effect that such discharge shall have on his rights or potential rights, if any, under the Plan.


      (c)   preclude  any person from being or  continuing  to be an "at will"
                  employee.


15.02 Severability

      If any provision or any portion of any provision of this Plan shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Plan shall remain valid and enforceable, and the invalid or unenforceable portions or provisions shall remain valid and enforceable as to persons or circumstances unrelated to those as to which there was a holding of invalidity or unenforceability.